UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MIMEDX GROUP, INC.
(Name of Registrant as Specified In Its Charter)
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MIMEDX GROUP, INC
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 18, 2016

The Annual Meeting of Shareholders of MiMedx Group, Inc. (“MiMedx” or the “Company”) will be held on May 18, 2016, at 11:00 a.m. Eastern Daylight Time at the Company's offices located at 1828 West Oak Parkway, Marietta, Georgia 30062, for the following purposes:

•	The election of three Class III directors;

•	Approval of the Company's 2016 Equity and Cash Incentive Plan;

•	Approval of the Company’s executive compensation (the “Say-on-Pay Proposal”);

•	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the current fiscal year; and

•	The transaction of such other business as may come before the meeting or any adjournment or any postponement thereof.

The Board of Directors has fixed the close of business on March 31, 2016, as the record date for us to determine those shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.

Shareholders who cannot attend the Annual Meeting may vote their shares over the Internet or by telephone, or by completing and promptly returning the enclosed proxy card or voting instruction form. Internet and telephone voting procedures are described in the enclosed proxy statement and on the proxy card or, if shares are held in “street name,” on the voting instruction form that shareholders receive from their brokerage firm, bank or other nominee in lieu of a proxy card.

Please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. Even though you submit your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached proxy statement.

I look forward to welcoming you to the meeting.

Very truly yours,

/s/ Alexandra Haden
Alexandra Haden
Secretary
April 12, 2016

MIMEDX GROUP, INC.
PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 18, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders of MiMedx Group, Inc. (“MiMedx” or the “Company”) to be held on May 18, 2016 at 11:00 a.m. Eastern Daylight Time at the Company's offices located at 1828 West Oak Parkway, Marietta, Georgia 30062.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2016

The Proxy Statement, our form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2015, are available at www.proxyvote.com

This Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2015, and the enclosed proxy card are being first sent or given to shareholders on or about April 12, 2016. The enclosed proxy card is solicited by the Company on behalf of our Board of Directors and will be voted at the Annual Meeting of Shareholders and any adjournments or postponements thereof.

Shareholders as of the close of business on March 31, 2016, the record date, may vote at the Annual Meeting. As of the record date, 105,954,518 shares of common stock were outstanding and entitled to vote. Shareholders have one vote, non-cumulative, for each share of common stock held on the record date, including shares held directly in their name as “shareholder of record” and shares held in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or nominee how to vote their shares.

This solicitation is being made by mail and may also be made in person or by fax, telephone or Internet by the Company’s officers, directors or employees. The Company will pay all expenses incurred in this solicitation. The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy materials to beneficial owners.

Proposals for Shareholder Action

The matters proposed for consideration at the meeting are:

•	The election of three Class III directors;

•	Approval of the Company's 2016 Equity and Cash Incentive Plan;

•	Approval of the Company’s executive compensation (the “Say-on-Pay Proposal”);

•	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the current fiscal year; and

•	The transaction of such other business as may come before the meeting or any adjournment or any postponement thereof.

Our Board of Directors recommends that you vote “FOR” the director nominees and the other proposals.

Voting

Shareholders of record may vote:

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By Mail — To vote by mail using the enclosed proxy card, shareholders will need to complete, sign and date the proxy card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. When the proxy card is properly executed, dated, and timely returned, the shares it represents will be voted in accordance with its instructions.

•
By Internet — Shareholders may vote over the Internet, by going to “www.proxyvote.com.” Shareholders will need to type in the Company Number and the Account Number indicated on the proxy card and follow the instructions.

•
By Telephone — Shareholders may vote over the telephone, by dialing 1-800-690-6903 in the United States or Canada from any touch-tone telephone and following the instructions. Shareholders will need the Company Number and the Account Number indicated on the proxy card.

•
By Attending the Meeting in Person — Shareholders may vote by attending the meeting in person and voting. Please contact Marianne Barbour at 770-651-9106 or mbarbour@mimedx.com in order to obtain directions to the Annual Meeting.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 17, 2016.

In addition, a large number of banks and brokerage firms participate in online programs that provide eligible beneficial owners who hold their shares in “street name” rather than as a shareholder of record, with the opportunity to vote over the Internet or by telephone. “Street name” shareholders who elected to access the proxy materials electronically over the Internet through an arrangement with their brokerage firm, bank or other nominee should receive instructions from their brokerage firm, bank or other nominee on how to access the shareholder information and voting instructions. If shareholders hold shares in “street name” and the voting instruction form received from the brokerage firm, bank or other nominee does not reference Internet or telephone information, or if you prefer to vote by mail, please complete and return the paper voting instruction form. In order to vote shares held in “street name” in person at the Annual Meeting, a proxy issued in the owner’s name must be obtained from the record holder (typically your brokerage firm, bank or other nominee) and presented at the Annual Meeting.

Shareholders of record and “street name” shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers, for which the shareholder is responsible.

If no instructions are indicated, your proxy will be voted “FOR” the election of the director nominees and the other proposals.

Other Matters

It is not anticipated that any other matters will be considered at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

Revocation of Proxies

Each shareholder sending a proxy will have the power to revoke it at any time before it is exercised. The proxy may be changed or revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to us at our principal offices at 1775 West Oak Commons Court, NE, Marietta, Georgia 30062, Attention: Corporate Secretary. The proxy may also be revoked by attending the meeting and voting in person.

Quorum and Vote Required

The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of common stock present in person or represented by proxy, and entitled to vote, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

Directors are elected by the affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders. For all other proposals, the action shall be approved if the votes cast by the holders of shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action. The Company’s Say-on-Pay vote is advisory in nature, and the ultimate outcome of the vote is non-binding on the Company.

Votes cast in person or by proxy, abstentions and broker non-votes will be tabulated by the inspector of election and will be considered in the determination of whether a quorum is present at the Annual Meeting. The inspector of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter; however, abstentions will not be counted as votes cast “for” or “against” any proposal and will have no effect on the voting results for any proposal.

Shares held by a broker as nominee (i.e., in “street name”) that are represented by proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares (“broker non-votes”), will be treated as present for quorum purposes. Broker non-votes are counted for purposes of determining the presence of a quorum; however, they will not be counted as votes cast “for” or “against” any proposal and will have no effect on the voting results for any proposal. The election of directors, the approval of the Company's 2016 Equity and Cash Incentive Plan and the Say-On-Pay Proposal are not considered “routine” matters as to which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions with respect to such matters. As a result, if you hold your shares in street name and do not provide your broker with voting instructions, your shares will not be voted at the Annual Meeting with respect to the election of directors, the approval of the Company's 2016 Equity and Cash Incentive Plan or the Say-on-Pay Proposal. The ratification of Cherry Bekaert LLP as our independent registered public accounting firm is considered a “routine matter,” and therefore, brokers will have the discretion to vote on this matter even if they do not receive voting instructions from the beneficial owner of the shares.

No Appraisal Rights

No appraisal rights are available under Florida law or our articles of incorporation or bylaws if you dissent from or vote against any of the proposals presented for consideration, and we do not plan to independently provide any such right to shareholders.

ELECTION OF DIRECTORS

(PROPOSAL 1)

Our bylaws provide that our Board may set the number of directors at no less than three. Our Board currently consists of nine directors who are divided into three classes. At each Annual Meeting, the term of one class of directors expires and persons are elected to that class for terms of three years or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Our current Board members, the classes in which they serve and the expiration of their terms as directors are as set forth in the table below:

Class Designation	Directors	Term Expiration
Class I	Charles R. Evans Charles E. Koob Neil S. Yeston	2017 Annual Meeting of Shareholders

Class II	Joseph G. Bleser Bruce Hack William C. Taylor	2018 Annual Meeting of Shareholders

Class III	J. Terry Dewberry Larry W. Papasan Parker H. Petit	2016 Annual Meeting of Shareholders

Based on the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated J. Terry Dewberry, Larry W. Papasan and Parker H. Petit for election as Class III Directors. The Class III Directors’ next term expires at the 2019 Annual Meeting or upon their respective successors being elected and qualified or until their earlier death, resignation, removal or termination. All nominees have consented to serve as directors if elected.

With respect to the election of directors, you may (i) vote “for” all of the nominees, or (ii) “withhold” with respect to some or all nominees. Directors are elected by the affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders. As a result, the three director nominees that receive the most votes will be elected. Broker non-votes will not be counted as votes for or against any nominee or director. In the event that any nominee should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for the office of director as the Board of Directors may recommend. It is not anticipated that any nominee will become unable or unwilling to serve as a director.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

Set forth below is certain information regarding our director nominees and other directors who will continue serving on the Board after the Annual Meeting, including certain individual qualifications and skills of our directors that contribute to the effectiveness of our Board. There are no family relationships among any of our directors or executive officers.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2016 ANNUAL MEETING,
CLASS III

J. Terry Dewberry, age 72, serves on the Company's Board of Directors. He became a Director of MiMedx Group, Inc. in September 2009. Mr. Dewberry is a private investor with significant experience at both the management and board levels in the healthcare industry. He has extensive experience in corporate mergers and takeovers on both the buy and sell sides for consideration up to $5 billion. Mr. Dewberry has served on the Boards of Directors of several publicly traded healthcare products and services companies, including Respironics, Inc. (Nasdaq:RESP) (1998-2008), Matria Healthcare, Inc. (Nasdaq:MATR) (2006-2008), Healthdyne Information Enterprises, Inc. (1996-2002), Healthdyne Technologies, Inc. (1993-1997), Home Nutritional Services, Inc. (1989-1994) and Healthdyne, Inc. (1981-1996). From March 1992 until March 1996, Mr. Dewberry was Vice Chairman of Healthdyne, Inc. From 1984 to 1992, he served as President and Chief Operating Officer, and Executive Vice President of Healthdyne, Inc. Mr. Dewberry received a Bachelor of Electrical Engineering from

Georgia Institute of Technology in 1967 and a Masters of Public Accounting from Georgia State University in 1972. Mr. Dewberry was nominated as a director due to his extensive business and financial background and experience as a member of the Boards of Directors of other publicly traded companies and a member of the Audit Committee of at least one other public company.

Larry W. Papasan, age 75, serves on the Company's Board of Directors. He became a Director of Alynx in February 2008 and of MiMedx Group, Inc. in March 2008. He was first elected as a Director of MiMedx, Inc. in April 2007. From July 1991 until his retirement in May 2002, Mr. Papasan served as President of Smith & Nephew Orthopaedics. Mr. Papasan served as a Director and Chairman of the Board of Directors of BioMimetic Therapeutics, Inc. (Nasdaq GM:BMTI) from August 2005 until March 2013. Mr. Papasan has been a member of the Board of Directors of Reaves Utility Income Fund (Nasdaq CM:UTG), a closed-end management investment company, since February 2003 and of Triumph Bankshares, Inc. (a bank holding company) since April 2005. Mr. Papasan also serves as Chairman of the Board of Medovex Corp. and as a director of SSR Engineering, Inc., Cagenix, Inc. and Bio Nova Medical, Inc. Mr. Papasan was nominated as a director due to his extensive business experience, including experience in the medical device field, as well as experience as a director of several other companies, both public and private.

Parker H. “Pete” Petit, age 76, joined the Company as Chairman of the Board of Directors, Chief Executive Officer and President in February 2009. From May 2008 until he joined the Company, Mr. Petit was the President of The Petit Group, LLC, a private investment company. Prior to that, Mr. Petit was the Chairman and CEO of Matria Healthcare, Inc., (Nasdaq: MATR), which was sold to Inverness Medical Innovations, Inc. in May 2008. Matria Healthcare was a former subsidiary of Healthdyne, Inc., which Mr. Petit founded in 1971. Mr. Petit served as Chairman and CEO of Healthdyne and some of its publicly traded subsidiaries after Healthdyne became a publicly traded company in 1981. Mr. Petit received his bachelor’s degree in Mechanical Engineering and Master of Science degree in Engineering Mechanics from Georgia Tech and an MBA degree in Finance from Georgia State University. At Georgia Tech, Mr. Petit funded a professorial chair for “Engineering in Medicine,” endowed the Petit Institute for Bioengineering and Bioscience, and assisted with the funding of the Biotechnology Building, which bears his name. At Georgia State University, he assisted with the funding of the Science Center building which also bears his name. In 1994, he was inducted into the Technology Hall of Fame of Georgia. In 2007, he was inducted into the Georgia State Business Hall of Fame. Mr. Petit serves as a member of the Board of Directors of the Georgia Research Alliance, which is chartered by the State of Georgia to promote high technology and scientific development in the State. In October of 2011, Mr. Petit was inducted into the National Academy of Engineering. He serves as a member of the Board of Directors of Intelligent Systems Corporation (NYSE Amex: INS). Mr. Petit was nominated as a director due to his extensive healthcare business experience and leadership success.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2017 ANNUAL MEETING,
CLASS I

Charles R. Evans, age 68, serves on the Company’s Board of Directors. Mr. Evans became a director of the Company in September 2012. Mr. Evans has over 40 years of experience in the healthcare industry. He is currently President of the International Health Services Group, an organization he founded to support health services development in underserved areas of the world. He also currently is a senior advisor with Jackson Healthcare, a consortium of companies that provide physician and clinical staffing, anesthesia management and information technology solutions for hospitals, health systems and physician groups. In addition, Mr. Evans is a Fellow in the American College of Healthcare Executives having previously served as Governor of the College from 2004 to 2007 and as Chairman Officer from 2008 to 2011. In 2012, he attained the Board Leadership Fellow credential of the National Association of Corporate Directors. Previously, Mr. Evans was a senior officer with Hospital Corporation of America (HCA), having managed various HCA divisions and completing his service with the responsibility for operations in the Eastern half of the country. Mr. Evans currently serves on the Board of Directors of Jackson Healthcare, and as a member of the Senior Advisory Board at MedAssets. Additionally, Mr. Evans serves on the boards of non-profit organizations including Chairman of MedShare International, and Chairman of the Hospital Charitable Service Awards.  Mr. Evans was nominated as a director due to his healthcare management expertise.

Charles E. (“Chuck”) Koob, age 71, serves on the Company's Board of Directors. He became a Director of Alynx in February 2008, and of MiMedx Group, Inc. in March 2008. He was first elected as a Director of MiMedx, Inc. in April 2007. Mr. Koob joined the law firm of Simpson Thacher & Bartlett, LLP in 1970 and became a partner in 1977. He retired from that firm on January 1, 2007. While at that firm, Mr. Koob was the co-head of the Litigation Department and served on the firm’s Executive Committee. Mr. Koob specialized in competition, trade regulation and antitrust issues. Throughout his 37-year tenure, he represented clients before the Federal Trade Commission, the Antitrust Division of the Department of Justice, and numerous state and foreign competition authorities. His résumé includes the representation of Virgin Atlantic Airways, Archer Daniels Midland, and Kohlberg Kravis Roberts and Co. He received his B.A. from Rockhurst College in 1966 and his J.D. from Stanford Law School in 1969. Mr. Koob serves on the board of Stanford Hospital and Clinics. He also serves on the board of a private drug development company and MRI Interventions (OTCBB: MRIC), a publicly traded medical device company. Mr. Koob was nominated as a director due to his 37 years of legal expertise in representing both publicly traded and privately held businesses.

Neil S. Yeston, M.D., age 73, serves on the Company's Board of Directors. Dr. Yeston became a director of the Company in September 2012. Dr. Yeston is the Past President of the New England Surgical Society and currently serves as Active Senior Staff, Department of Surgery at Hartford Hospital. During his association with Hartford Hospital, Dr. Yeston previously served in various roles including Vice President of Academic Affairs, Director of Corporate Compliance, Vice President of Quality Management and Director of the Section on Critical Care Medicine, Department of Surgery. In addition, Dr. Yeston was responsible for the enterprise wide acquisition of all Bio-medical engineering technology. Dr. Yeston has formerly served as Professor of Surgery at the University of Connecticut and the Assistant Dean, Medical Education at the University Of Connecticut School Of Medicine. Prior to his associations with Hartford Hospital and the University of Connecticut, Dr. Yeston served with Boston University Medical Center, in various positions including the Vice Chairman Department of Surgery, Associate Professor of Anesthesiology, Director Progressive Care Unit and Associate Professor of Surgery. Dr. Yeston was nominated as a director because of his in-depth understanding of healthcare issues from the perspective of the practitioner, academician, administrator and executive.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2018 ANNUAL MEETING,
CLASS II

Joseph G. Bleser, age 70, serves on the Company’s Board of Directors. He became a Director of MiMedx Group, Inc. in September 2009. Mr. Bleser is a retired financial consultant and financial executive with significant board-level experience. He was the Managing Member of J. Bleser, LLC, a financial consulting firm, from July 1998 to mid-2015. Prior to July 1998, Mr. Bleser had over 15 years' experience as a Chief Financial Officer and in other financial executive positions in various publicly traded companies, including HBO & Company, Allegiant Physician Services, Inc., Transcend Services, Inc. and Healthcare.com Corporation. Mr. Bleser is formerly a Certified Public Accountant with ten years of experience in public accounting with Arthur Andersen LLC, an international public accounting firm. Mr. Bleser has over 20 years of experience in serving as a member of the board of directors and the audit and other board committees of several publicly traded and private companies in the healthcare and technology industries. Most recently, Mr. Bleser was a member of the Board of Directors and the Corporate Governance Committee and Chairman of the Audit Committee of Transcend Services, Inc. (Nasdaq: TRCR) until it was acquired by Nuance Communications, Inc. in April 2012. Mr. Bleser was nominated as a director due to his extensive financial background and experience as a member of the Audit Committee of other publicly traded companies.

Bruce L. Hack, age 67, serves on the Company's Board of Directors. He became a director of MiMedx Group, Inc. in December 2009. Mr. Hack was Vice Chairman of the Board of Directors of Activision Blizzard (Nasdaq:ATVI) until 2009. Prior to that, Mr. Hack was Chief Executive Officer of Vivendi Games, from 2004 to 2008, Vice Chairman of the Board of Directors of Universal Music Group, from 1998 to 2001, and Chief Financial Officer of Universal Studios, from 1995 to 1998. From 1982 to 1994, Mr. Hack held several positions at The Seagram Company, including: Director, Strategic Planning, at The Seagram Company Ltd.; and Chief Financial Officer of Tropicana Products, Inc. Prior thereto, he was a trade negotiator for the U.S. Treasury. Mr. Hack earned a B.A. at Cornell University and an M.B.A. in finance at the University of Chicago. Mr. Hack was nominated as a director due to his business expertise, particularly as it relates to sales and marketing, and experience as a member of the Boards of Directors of other companies, both public and private. He currently serves as a director of Technicolor, Inc., a public entertainment services company, and several other private companies in the medical and entertainment industries.

William C. Taylor, age 47, became the Company’s President and Chief Operating Officer in September 2009. He became a Director of the Company in October 2011. He is an operating executive with more than 20 years of experience in healthcare product design, development, manufacturing and general management. From 2001 through 2008, Mr. Taylor was President and CEO of Facet Technologies, LLC, a Matria Healthcare, Inc. subsidiary until 2006, focused on medical device design, development, and manufacturing for OEM clients, such as Abbott, Bayer, BD, LifeScan (J&J), Roche, and Flextronics. Over his 14 year career at Facet and its predecessor company, he held various management positions, beginning with R&D, QA & Regulatory Affairs and progressing through General Management. Mr. Taylor was instrumental in growing the design and manufacturing business from $14 million in revenue to over $40 million at the time the company was purchased by Matria Healthcare in 1999. As President, he led the company to the number one market position in Microsampling and grew it to over $85 million in revenue. He also led the company as CEO for 18 months after it was sold to a private equity company in 2006. Mr. Taylor started his career in healthcare at Miles, Inc., Diagnostics Division (Bayer Healthcare) as an engineering co-op, and then progressed to project management and senior mechanical engineering positions. A graduate of Purdue University, Mr. Taylor holds a Bachelor of Science degree in Mechanical Engineering and is co-inventor on eight patents. He currently serves on the Advisory Board of the Georgia Tech Institute for Bioengineering and Bioscience. Mr. Taylor was nominated as a director due to his extensive experience as an operating executive in the medical device sector.

Board of Directors Leadership Structure

Our Board of Directors has carefully considered the benefits and risks in combining the role of Chairman of the Board of Directors and Chief Executive Officer and has determined that Mr. Petit is the most qualified and appropriate individual to lead our Board of Directors as its Chairman. The Board of Directors believes there are efficiencies of having the Chief Executive Officer also serve in the role of Chairman of the Board of Directors. As our Chief Executive Officer, Mr. Petit is responsible for the day-to-day operation of the Company and for the implementation of the Company’s strategy. Mr. Petit serves as a bridge between management and our Board of Directors, ensuring that both groups act with a common purpose. Our Board of Directors further noted that the combined role of Chairman of the Board of Directors and Chief Executive Officer facilitates centralized leadership in one person so that there is no ambiguity about accountability. Our Board of Directors also considered Mr. Petit’s knowledge regarding our operations and the industries and markets in which we compete and his ability to promote communication, to synchronize activities between our Board of Directors and our senior management and to provide consistent leadership to both our Board of Directors and our Company.

In determining whether to combine the roles of Chairman of the Board of Directors and Chief Executive Officer, our Board of Directors closely considered our current system for ensuring significant independent oversight of management, including the following: (1) only two members of our Board of Directors, Mr. Petit, and Mr. Taylor, also serve as employees; (2) each director serving on our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent and (3) the Compensation Committee annually evaluates the Chief Executive Officer’s performance and has the authority to retain independent compensation advisors.

The Board of Directors has not designated a lead independent director.

Stock Ownership Guidelines

Directors. In February 2015, the Nominating and Corporate Governance Committee adopted stock ownership guidelines for the Company’s non-employee directors to better align the interests of non-employee directors with shareholders. The guidelines require non-employee directors to own shares of Company stock with a value equal to or greater than three (3) times annual gross cash compensation. Directors holding office as of February 2015 have until May 14, 2016 to achieve compliance with the guidelines. Newly elected directors have three (3) years from the date of election to the Board to comply with the ownership guidelines. Shares must be owned directly by the director or his immediate family residing in the same household, held in trust for the benefit of the non-employee director or his immediate family, or owned by a partnership, limited liability company or other entity to the extent of the Director's interest therein (or interest thereof the Director's immediate family members residing in the same household) provided that the individual has the power to vote or dispose of the shares. Unvested shares of restricted stock and unexercised stock options (vested or unvested) do not count toward satisfaction of the guidelines.

Executive Officers. Effective April 1, 2016, we established stock ownership guidelines for our executive officers to further align their interests with those of our shareholders. See “Compensation Discussion and Analysis – Stock Ownership Guidelines” below for a discussion of these stock ownership guidelines.

 Director Independence

The NASDAQ Stock Market rules require that a majority of the members of our Board of Directors be independent, which means that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The Board of Directors has determined that Messrs. Hack, Evans, Yeston, Papasan, Dewberry, and Bleser qualify as "independent" under the standards of the NASDAQ Stock Market and the rules and regulations of the SEC.

Board of Directors Risk Oversight

The Board as a whole is responsible for overseeing the Company’s risk exposure as part of determining a business strategy that generates long-term shareholder value. Each of the Board’s standing committees focuses on risk areas associated with its area of responsibility. The Board believes its leadership structure discussed above supports the risk oversight function by providing unified leadership through a single person, while allowing for input from our independent Board members, all of whom are fully engaged in Board deliberations and decisions.

Meetings and Committees of the Board of Directors

During the year ended December 31, 2015, there were eight meetings of the Board of Directors. Each incumbent director attended more than 75 percent of the aggregate of all meetings of the Board of Directors held while he was a director and any committees on which that director served.

In addition to other single purpose committees established from time to time to assist the Board of Directors with particular tasks, the Company’s Board of Directors has the following standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.

We do not have a formal policy, but we strongly encourage each of our directors to attend in person each annual meeting of shareholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments. All of our directors attended our 2015 Annual Meeting of Shareholders.

Audit Committee and Audit Committee Financial Expert

The Company complies with the rules of the NASDAQ Stock Market, which require that the Audit Committee of the Board of Directors be comprised of at least three members, all of whom qualify as “independent” under the standards of the NASDAQ Stock Market and under the criteria set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Company currently has four members on its Audit Committee: J. Terry Dewberry (Chairman), Joseph G. Bleser, Larry W. Papasan and Charles R. Evans, each of whom satisfies the independence standards of the NASDAQ Stock Market rules for audit committee members. The Board of Directors has determined that Mr. Dewberry is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Securities and Exchange Commission (“SEC”) Regulation S-K. The current charter for the Audit Committee is posted on the Company's website at www.mimedx.com. The Audit Committee held five meetings during the year ended December 31, 2015. As part of its duties, the Audit Committee:

•	Oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•
Reviews the Company’s financial statements with management and the Company’s outside auditors, and recommends to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

•	Establishes policies and procedures to take, or recommends that the full Board of Directors take, appropriate action to oversee the independence of the outside auditors;

•	Establishes policies and procedures for the engagement of the outside auditors to provide permitted non-audit services;

•	Takes responsibility for the appointment, compensation, retention, and oversight of the work of the Company’s outside auditors and recommends their selection and engagement;

•	Ensures that the outside auditors report directly to the Audit Committee;

•	Reviews the performance of the outside auditors and takes direct responsibility for hiring and, if appropriate, replacing any outside auditor failing to perform satisfactorily;

•	Provides, as part of any proxy filed pursuant to SEC regulations, the report required by SEC regulations; and

•	Establishes procedures for handling complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

Compensation Committee

The Company complies with the rules of the NASDAQ Stock Market, which require that the Compensation Committee of the Board of Directors be comprised of only members who qualify as “independent” under the criteria set forth in NASDAQ Stock Market rules. Currently, the Compensation Committee consists of Joseph G. Bleser (Chairman), Larry W. Papasan and Neil S. Yeston.  The Compensation Committee held six meetings during the year ended December 31, 2015.

Pursuant to its charter, the Compensation Committee is responsible for establishing the Company’s overall compensation philosophy and programs and exercising the authority of the Board of Directors in the administration of all compensation plans and programs. The Compensation Committee also is charged with reviewing the performance of the Company’s Chief Executive Officer, reviewing and approving, or in the case of executive officers, recommending to the Board, compensation arrangements for and contractual arrangements with the Company’s executive officers, and reviewing and recommending to the full Board of Directors for approval incentive and equity-based compensation plans and directors’ compensation. The Compensation Committee is authorized to delegate responsibilities to sub-committees of the Compensation Committee as necessary or appropriate. The current charter for the Compensation Committee is posted on our website at www.mimedx.com. The Committee establishes compensation for executive officers and directors based on peer data, the Company’s resources and, with respect to executive officers, the qualifications and experience of the executive. With respect to compensation of executive officers other than the Chairman and Chief Executive Officer, the Committee considers recommendations of the Chairman and Chief Executive Officer.

Nominating and Corporate Governance Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors

Our Nominating and Corporate Governance Committee currently consists of three independent directors, Larry W. Papasan (Chairman), J. Terry Dewberry and Bruce L. Hack. The charter for this Committee requires that it annually present to the Board of Directors a list of individuals who meet the criteria for Board of Directors membership, recommend such individuals for nomination for election to the Board of Directors at the annual meeting of shareholders and also consider suggestions received from shareholders regarding director nominees in accordance with any procedures adopted from time to time by the Nominating and Corporate Governance Committee. All of the Committee members meet the independence requirements of the NASDAQ Stock Market rules for nominating and corporate governance committee members. The current charter for the Nominating and Corporate Governance Committee is posted on our website at www.mimedx.com. The Nominating and Corporate Governance Committee held five meetings during the year ended December 31, 2015.

Evaluation of Director Candidates

In evaluating and recommending director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate based on current needs. These factors may include leadership skills, business judgment, relevant expertise and experience, whether the candidate has a general understanding of marketing, finance, and other disciplines relevant to the success of a publicly-traded company in today’s business environment, relevant regulatory experience, decision-making ability, interpersonal skills, community activities and relationships, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business background, as well as the candidate’s ability to devote the required time and effort to serving on the Board of Directors.

To date, nominees for appointment and election to our Board of Directors have been selected pursuant to an informal process. Each person selected has been based upon a recommendation made to the Nominating and Corporate Governance Committee or the Board of Directors (prior to formation of that Committee). The Nominating and Corporate Governance Committee has not established a policy for consideration of diversity in its nominating process.

In accordance with our bylaws, the Nominating and Corporate Governance Committee will consider for nomination candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board of Directors for consideration as a nominee to the Board of Directors, such shareholder must submit in writing to the Secretary of the Company:

•	The name, age and address of each proposed nominee;

•	The principal occupation of each proposed nominee;

•	The nominee’s qualifications to serve as a director;

•	Such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of directors pursuant to the rules and regulations of the SEC;

•	The name and residence address of the notifying shareholder;

•	The number of shares owned by the notifying shareholder; and

•	The nominee’s written consent to being named a nominee and serving as a director if elected.

This information must be delivered or mailed to the Secretary of the Company: (a) in the case of an annual meeting of shareholders that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 120 days prior to such anniversary date; and (b) in the case of an annual meeting of shareholders that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, or in the case of a special meeting of shareholders, not later than the close of business on the tenth day following the day on which the notice of meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

A shareholder making any proposal shall also comply with all applicable requirements of the Exchange Act.

Candidates properly submitted for consideration by shareholders will receive the same consideration as candidates presented by other persons. Nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

Shareholder Communications with the Board of Directors

MiMedx shareholders may communicate with the Board of Directors, or individual specified directors, in writing addressed to:

MiMedx Group, Inc.
Board of Directors
c/o Corporate Secretary
1775 West Oak Commons Court, NE
Marietta, Georgia 30062

The Corporate Secretary will review each shareholder communication. The Corporate Secretary will forward to (i) the entire Board of Directors, (ii) the non-management members of the Board of Directors, if so addressed, or (iii) the members of a Board of Directors committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility, each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content and (c) does not merely relate to a personal grievance against MiMedx or a team member or further a personal interest not shared by other shareholders generally.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our Chief Executive Officer (our principal executive officer), Chief Financial Officer (our principal financial and accounting officer), controller, and persons performing similar functions. A copy is posted on our website at www.mimedx.com. In the event that we amend any of the provisions of the Code of Business Conduct and Ethics that requires disclosure under applicable law, SEC rules or applicable NASDAQ listing standards, we intend to disclose the amendment on our website.

Any waiver of the Code of Business Conduct and Ethics for any executive officer or director must be approved by the Board of Directors and will be disclosed on a Form 8-K filed with the SEC, along with the reasons for the waiver.

EXECUTIVE OFFICERS

In addition to Messrs. Petit and Taylor, who are also directors, the following persons currently serve as our executive officers:

Michael J. Senken, age 57, joined the Company as Chief Financial Officer in January 2010. Prior to joining the Company he was the Vice President and Chief Financial Officer of Park ‘N Fly, Inc. from August 2007 to September 2009. From August 2005 to August 2007, Mr. Senken was Vice President and Chief Financial Officer of Patient Portal Technologies (OTCBB:PPRG). From June 2005 to August 2005, Mr. Senken was a consultant for JC Jones LLC. From 2002 to 2004, Mr. Senken was Senior Vice President and General Manager-Broadband Consumer Lifestyle for Philips Consumer Electronics. Prior thereto, Mr. Senken was employed by Philips Broadband Networks, serving as Senior Vice President and General Manager from 1996-2002, as Vice President and Chief Financial Officer from 1986 to 2002, and as Controller from 1983 to 1986. From 1980 to 1983, Mr. Senken was an auditor for Philips Electronics North America.

Alexandra O. Haden, age 41, has served in the capacity of General Counsel & Secretary since March 1, 2015. Ms. Haden joined MiMedx in June 2013 in the capacity of Senior Attorney. She served in that role until her promotion to the position of Assistant General Counsel in April 2014, where she served until her current appointment. Ms. Haden has over 16 years’ experience as both in-house and outside corporate counsel.   Immediately prior to joining MiMedx, Ms. Haden served as Assistant General Counsel at Graphic Packaging International, Inc., a manufacturer of folding cartons, paperboard, microwave packaging and machinery. Prior thereto, Ms. Haden served with Consolidated Container Company, LLC, a leading developer and manufacturer of rigid plastic packaging, from May 2004 until April 2007.  Prior to Consolidated, Ms. Haden served as counsel with the Atlanta, Georgia law firm of Elarbee, Thompson, Sapp & Wilson, LLP.  She earned her bachelor's degree in Public Policy from the University of Chicago in 1996 and her law degree from the University of North Carolina School of Law.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Compensation Committee Charter and NEOs

The Compensation Committee of the Board of Directors (the “Compensation Committee” or the “Committee”) of MiMedx Group, Inc. (“MiMedx” or “the Company”) operates pursuant to a written charter adopted by the Board of Directors (the “Board”). The charter is posted in the Investors section of the Company’s website at www.mimedx.com. The Compensation Committee annually reviews and reassesses the adequacy of its charter. The Compensation Committee is responsible for reviewing and evaluating all compensation and remuneration to those of the executive officers listed in the Summary Compensation Table contained herein and referred to herein as “Named Executive Officers” or "NEOs" For 2015, the Company's Named Executive Officers were Parker H. Petit, the Company's Chairman and Chief Executive Officer, William C. Taylor, the Company's President and Chief Operating Officer, Michael J. Senken, the Company's Chief Financial Officer, Alexandra O. Haden, General Counsel & Secretary and Roberta L. McCaw, former General Counsel and Secretary. Ms. McCaw retired as General Counsel and Secretary effective February 28, 2015. Alexandra O. Haden, formerly the Company's Assistant General Counsel & Assistant Secretary, was appointed as General Counsel & Secretary of the Company effective March 1, 2015. All components of compensation for the Named Executive Officers are approved and recommended by the Compensation Committee for approval by the Board of Directors.
Philosophy

MiMedx’s executive compensation philosophy is based on the belief that competitive compensation is essential to attract and retain highly-qualified executives and motivate them to achieve the Company’s operational and financial goals. In line with this philosophy, the Company’s practice is to provide total compensation that is competitive with comparable positions within peer organizations. The compensation program is based on individual and organizational performance and includes components that reinforce the Company’s motivational and retention-related compensation objectives. The principal components of compensation for MiMedx’s Named Executive Officers are: base salary, annual cash incentives and long-term equity incentives. Cash bonuses are included to encourage and reward effective performance relative to the Company’s near-term plans and objectives. Equity incentives are included to promote longer-term focus, to help retain key contributors and to align the interests of the Company’s executives and shareholders.

We highlight the following aspects of our executive pay program that we believe reflect sound governance and effective program design:
•All compensation decisions affecting Named Executive Officers are made by an independent and active Compensation Committee;
• A pay philosophy that seeks to 1) emphasize variable/at-risk over fixed compensation to better align the Named Executive Officer’s financial interest with that of the shareholders, and 2) establish the mix of fixed versus at-risk compensation such that the Named Executive Officers with the greatest impact and influence on the Company’s financial, operational and strategic successes have the greater proportion of the compensation at risk;
•A mix of compensation components that seeks to provide both short-term and long-term incentives;
•Thorough compensation benchmarking and analysis of publicly-available compensation data, as well as pay practices and policies of comparable executive positions within appropriate peer group companies in comparison to the Company’s Named Executive Officers;
•Short-term incentive opportunities tied to a balanced performance measurement system that includes top line growth (Revenue), operating income (Adjusted EBITDA) and individual performance metrics;
•Incentive plan features and performance measures that are designed to minimize undue risk taking;
•Compensation Committee considers the impact of tax deductibility when implementing executive compensation programs;
•Change-in-Control agreements that require a “double-trigger” (Change-in-Control plus actual separation) for separation payments; and

•Minimal executive perquisites or other enhanced benefits for executives.
Say-on-Pay

In 2013, the Company conducted its first advisory vote on the compensation of the Named Executive Officers. The next vote on a Say-on-Pay proposal will occur at the 2016 Annual Meeting. See Proposal 3 contained herein. While this vote is not binding on the Company, the Board, or the Compensation Committee, the Company believes that it is important for shareholders to have an opportunity to vote on compensation of the Named Executive Officers as a means to express their views regarding the Company’s executive compensation philosophy, compensation policies and programs, and decisions regarding executive compensation. To the extent there is any significant vote against the compensation of the Company’s Named Executive Officers, the Compensation Committee and Board will evaluate what actions are necessary to address those concerns. At the 2013 Annual Meeting, the shareholders approved the Company’s 2012 Named Executive Officer compensation with approximately 96% of the votes cast in favor of the proposal. The Board and Compensation Committee reviewed these final vote results together with the other factors and data discussed in this Compensation Discussion and Analysis and determined that, given the significant level of support of the Company’s approach to compensation by its shareholders, no changes to its executive compensation policies and related decisions were necessary. The Company has determined that its shareholders should vote on a Say-on-Pay proposal every three years, consistent with the recommendation of the Board and the preference expressed by the Company’s shareholders in the advisory vote taken at the 2013 Annual Meeting of Shareholders. The next shareholder vote with respect to the frequency of the Say-on-Pay vote will occur at the 2019 Annual Meeting of Shareholders.

Overview of Compensation and Process

The Compensation Committee is responsible for reviewing and recommending all elements of compensation for the Company’s Named Executive Officers and reviewing and approving certain elements of compensation for all of the Company’s executives.

Generally, base salaries to be become effective on April 1st of that year are set for the Named Executive Officers at the regularly-scheduled February or March meetings of the Compensation Committee and the Board. At this meeting, the Compensation Committee also (i) reviews, approves and recommends for approval of the Board an annual cash incentive plan for the Named Executive Officers and other executives for the new fiscal year, (ii) reviews, approves and recommends for approval of the Board the calculated and earned incentives for the Named Executive Officers and other executives for the prior fiscal year’s annual incentive plan, (iii) considers, approves and recommends for approval by the Board equity-based awards to the Named Executive Officers, and (iv) considers and approves equity-based awards for all other officers and eligible employees.

In making compensation decisions, the Compensation Committee considers recommendations of Parker H. Petit, Chairman and Chief Executive Officer, and Thornton A. Kuntz, Jr., Senior Vice President, Administration. To assist in setting compensation for Messrs. Petit, Taylor and Senken in 2015, Mr. Kuntz conducted a compensation analysis of the practices of peer companies. The peer group companies were publicly-traded companies in the medical device, pharmaceuticals, biotechnology and life sciences sectors of the healthcare industry. The peer group selection and comparability are determined using, among other things, organizational criteria, revenue, market capitalization, complexity of business, industry sector, earnings growth, science/technology and other proprietary requirements for growth, and product offerings. Due to limited comparable General Counsel positions within the reported positions from the peer group companies, Ms. Haden’s compensation was not benchmarked against the peer group companies. To assist in setting the compensation for Ms. Haden, survey results from the Towers Watson 2014 Pharmaceutical and Health Sciences Executive Compensation Survey were evaluated and presented by Mr. Kuntz to the Compensation Committee. The data from the peer companies for Messrs. Petit, Taylor and Senken and the Towers Watson survey results for Ms. Haden provided the Company with a compensation “benchmark.” The Compensation Committee believes that a benchmark is a point of reference for measurement, but not the sole determining factor for the compensation of the Named Executive Officers.

From time to time as the need arises, the Committee also may retain the advice of an independent consultant and/or commission compensation studies. The Committee did not retain an independent consultant or commission any compensation studies in 2015. The Compensation Committee considers the recommendation of the Chairman and Chief Executive Officer as crucial in its review and analysis of the compensation for the Named Executive Officers reporting to the Chief Executive Officer. Although compensation survey data are useful guides for comparative purposes, MiMedx believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance. In that regard, the Compensation Committee applies its judgment in reconciling the program’s objectives with the realities of retaining valued employees.

For 2015 compensation decisions, the Compensation Committee utilized an analysis conducted by Mr. Kuntz to benchmark the major components of total executive compensation against a peer group of 20 publicly-traded companies in the medical device, bio-medical and tissue sectors of the healthcare industry. The 20 companies selected were those deemed by the Committee, after input from senior management, to be the most comparable to the Company during the period of the compensation analysis. The Compensation Committee revised the composition of the peer group of publicly-traded companies from that used in 2014 to better align the peer group with the 2015 revenue, market capitalization and commercialization stage of the Company. For the period analyzed, the average, median and 75th percentile trailing 12-month annualized revenues of the 20 peer group companies were $203 million, $220 million and $281 million, respectively. As of February 2015, the average, median and 75th percentile market cap of the 20 peer group companies were $1,079 million, $673 million and $1,500 million, respectively.

For the reasons stated in the above paragraph, four of the 21 peer group companies utilized for 2014 compensation decisions were removed from the 2015 list (Advanced Cell Technology, Inc., ArthroCare Corp., InterMune, Inc., and MAKO Surgical Corp.) and three new peer group companies (Cantel Medical Corp., Geonomic Health, Inc., and Wright Medical Group, Inc.) were added to the 2015 list. The following companies comprise the peer group of the 20 publicly-traded companies in the medical device, pharmaceuticals, biotechnology and life sciences of the healthcare industry that were utilized in the 2015 compensation decisions:

Abiomed, Inc.	Derma Sciences, Inc.	Meridian Bioscience, Inc.
Acorda Therapeutics, Inc.	DexCom, Inc.	Osiris Therapeutics, Inc.
Alphatec Holdings, Inc.	Exatech, Inc.	RTI Surgical, Inc.
Athersys, Inc.	Exelixis, Inc.	Tornier N.V.
Cantel Medical Corp.	Geron Corporation	Wright Medical Group, Inc.
Cryolife, Inc.	Genomic Health	Xenport, Inc.
Cyberonics, Inc.	Insulet Corporation

In order to compete effectively for top executive-level talent, the Compensation Committee targets total direct compensation (base salary, annual cash incentives and long-term equity incentives) for Named Executive Officers between the 50th and 75th percentile of total direct compensation paid to similarly-situated executives of the companies comprising the peer group. Specific elements of compensation were targeted at the percentile of compensation paid to the peer group as set forth below:

Compensation Element	Targeted Percentile
Base Salary	50th to 60th Percentile
Annual Cash Incentives	50th to 60th Percentile
Long-Term Equity Incentives	60th to 75th Percentile

Because the Compensation Committee believes that a significant portion of total executive compensation should be tied to the annual and long-term performance of the Company, the Committee set the benchmarked mix of total direct compensation for the Named Executive Officers to be in the following range expressed as a percentage of total direct compensation:

Named Executive Officer	Parker H. Petit	William C. Taylor	Michael J. Senken	Alexandra Haden
Base Salary as a Percentage of Total Direct Compensation	25%	30%	39%	45%
Annual Cash Incentives as a Percentage of Total Direct Compensation	17%	18%	19%	16%
Long-Term Equity Incentives as a Percentage of Total Direct Compensation	58%	52%	42%	39%
Total	100%	100%	100%	100%

The Company’s overall success is dependent upon the aggressive pursuit and achievement of the Company’s growth, profit, cash flow and strategic goals. The Compensation Committee believes that the Company’s compensation philosophy and practices for its Named Executive Officers will continue to serve those goals and, therefore, will continue to consist of a mix of competitive base compensation, annual cash incentives and long-term equity incentives. To the extent that the Named Executive Officer has a greater impact and influence in the Company's financial, operational and strategic successes, a greater proportion of total compensation is at risk.

Base Salary

MiMedx employees, including its Named Executive Officers, are paid a base salary commensurate with the responsibilities of their positions, the skills and experience required for the position, their individual performance, business performance, labor market conditions and with reference to peer company salary levels.

The annual base salary rates in effect at the start of fiscal year 2015 were $528,000, $434,500, $302,500, and $264,000 for Messrs. Petit, Taylor, and Senken, and Ms. McCaw, respectively. Ms. McCaw retired as General Counsel & Secretary as of February 25, 2015 and ceased employment with the Company as of March 31, 2015. The salaries for each of Messrs. Petit, Taylor and Senken increased to $572,500, $470,000, and $340,000, respectively, effective April 1, 2015. The amount of increase was based on the compensation of comparable positions within the peer group companies, the executives experience and expertise, and the executive's contributions to the Company's results. In determining the increases, the Compensation Committee relies on its judgment about each individual rather than applying a stated formula. Ms. Haden's annual base salary in effect at the start of the fiscal year was $245,000. In connection with her appointment as General Counsel & Secretary, Ms. Haden's base salary was increased to $275,000 effective as of April 1, 2015. Ms. Haden's base salary was further increased to $310,000 effective November 1, 2015. In addition to the factors described above, the amount of increase for Ms. Haden was also considered a promotional recognition. Effective April 1, 2015, the Company entered into a Consulting Agreement with Ms. McCaw pursuant to which Ms. McCaw makes herself available for twenty (20) hours of consulting services per month in exchange for a monthly retainer of $7,000. Ms. McCaw's consulting services generally consist of special projects and other work assignments leveraging her vast experience as an executive in the healthcare industry. The Consulting Agreement is effective through June 30, 2016, and thereafter continues on a month to month basis unless either party elects to terminate on thirty (30) days notice.

In setting annual base salaries for the Named Executive Officers for fiscal year 2015, the Compensation Committee reviewed compensation for comparable positions in the peer group companies. The Committee also took into account the scope of each executive’s responsibilities, skills, experience and performance, as well as the overall performance of the Company compared to its peer group and other participants within the industry. With respect to the CEO, the Compensation conducted its annual performance evaluation of Mr. Petit's performance for fiscal year 2014, and concluded that Mr. Petit’s 2014 performance was outstanding and the Company’s performance under Mr. Petit’s leadership was exceptional. In the Committee’s performance evaluation of Mr. Petit’s 2014 performance, the Compensation Committee acknowledged the vast contributions made by Mr. Petit to the extraordinary achievements of the Company. Under Mr. Petit’s leadership, MiMedx realized significant milestones during 2014 including the Company’s significant revenue growth, achievement of its first ever quarterly operating profit, and the Company’s substantial progress and accomplishments in reimbursement coverage, clinical studies and publications, protection of intellectual property, and sales force expansion. The Company’s key financial achievements in 2014 are summarized as follows:

•	Revenue of $118.2 million was approximately two times 2013 revenue of $59.2 million.

•Throughout 2014, the Company continually increased its quarter-over-quarter growth rate with a 68% growth rate in the first quarter, 90% in the second quarter, 108% in the third and 120% in the fourth quarter.

•The fourth quarter of 2014 marked the 12th consecutive quarter of positive Adjusted EBITDA. The Company’s full year 2014 gross margins of 89% were a five percentage point improvement over 2013 gross margins of 84%.

•In the third quarter, the Company achieved its goal of recording its first ever quarterly operating profit, with an operating profit margin of 11% of revenue.

•2014 was the third consecutive year of meeting or exceeding guidance.

•Full year 2014 Wound Care revenue more than doubled over 2013.

•Full Year Adjusted EBITDA improved 278% over 2013.

Cash Incentives

Annual cash bonuses for the Named Executive Officers and other executives are determined under the Company’s Management Incentive Plan (the “MIP”), which is an annual cash incentive plan that is designed to incentivize and reward achievement of the current year’s financial and operational goals.

Each of the Named Executive Officers and other executives who report directly to the Chairman and Chief Executive Officer or President and Chief Operating Officer are eligible to participate in the MIP (“MIP Participants”), with a targeted base bonus equal to a specified percentage of his/her base salary.

Payment of bonuses under the MIP is contingent on the achievement of annual performance measures specific to each fiscal year. In the first quarter of each fiscal year, the Compensation Committee approves and recommends to the full Board the MIP criteria for targeted incentive amounts, eligibility, performance measures and calculation formula of earned incentives.

2015 MIP

On February 25, 2015, the Compensation Committee recommended to the Board and the Board adopted the 2015 Management Incentive Plan (the “2015 MIP”), which provided for payment of cash bonuses to Named Executive Officers. The 2015 MIP provided for target base bonuses expressed as a percentage of each Named Executive Officer’s 2015 annual base compensation. The target base bonus as a percentage of base salary for Named Executive Officers ranged from 35% to 65%. Bonuses were earned under the 2015 MIP based on the Company’s 2015 revenue performance, the Company’s Adjusted EBITDA performance and the achievement of individual goals and objectives. Eighty percent of the base bonus was based on the Company’s 2015 revenue performance, 10% was based on 2015 Adjusted EBITDA performance, and 10% was based on the achievement of individual goals and objectives. Under the 2015 MIP, the portion of the base bonus attributed to the Company’s 2015 revenue and the portion of the base bonus attributed to the Company’s 2015 Adjusted EBITDA were earned on a sliding scale specific for each component that was established by the Board. Provided that the minimum threshold established by the Board for 2015 Adjusted EBITDA was achieved (the "Adjusted EBITDA Threshold"), the sliding scale of incentive payout for the Adjusted EBITDA component of the MIP ranged from 10% to 100% of the base bonus attributed to that component, depending on the Company’s actual 2015 Adjusted EBITDA achieved. Provided that the minimum threshold established by the Board for 2015 Adjusted EBITDA and 2015 revenue were both achieved, the sliding scale of incentive payout for the revenue component of the MIP ranged from 15% to 100% of the base bonus attributed to that component, depending on the Company’s actual 2015 revenue achieved.  If the Company’s 2015 Adjusted EBITDA target was met or exceeded and the Company’s 2015 revenue exceeded the revenue target established by the Board, participants were eligible to earn an excess bonus. The total bonus (including the excess bonus) could equal up to a maximum of two times the amount of the participant’s base bonus if the Adjusted EBITDA target was met or exceeded, all individual objectives were fully achieved and actual 2015 revenue met or exceeded a maximum level established by the Board.

The Adjusted EBITDA target (“Adjusted EBITDA Target”) was set based on the Company’s 2015 operating budget approved by the Board of Directors in December 2014. The Compensation Committee believes that an important aspect of the MIP is that it is “self-funding,” in that a minimum level of performance against the targets must be achieved in order for any bonus payments to be made. Therefore, the achievement of a threshold level of Adjusted EBITDA performance (“Adjusted EBITDA Threshold”) was a condition to any payment based on Adjusted EBITDA or revenue. Named Executive Officers had an opportunity to earn a base bonus as follows:

EBITDA Performance

•
The Board established the percentage of the applicable base bonus that was payable based on the achievement of specified levels of 2015 Adjusted EBITDA performance between the Adjusted EBITDA Threshold of $35.0 million and the Adjusted EBITDA Target of $45.75 million before the payment of incentives to MIP Participants and other members of management participating in another annual incentive plan.

•
No portion of the base bonus allocated to Adjusted EBITDA performance (as well as Revenue performance and Individual Objectives performance) was eligible for payment unless the Adjusted EBITDA Threshold was met or exceeded.

•
Payment of 10% of the base bonus allocated to Adjusted EBITDA performance was payable at the Adjusted EBITDA Threshold, and payment increased at specified intervals up to 100% of the Base Bonus allocated to Adjusted EBITDA becoming payable for Adjusted EBITDA performance at the Adjusted EBITDA Target.

Revenue Performance

•
The Board established a minimum level of revenue for any payment based on revenue (the “Revenue Minimum”) and a target revenue level (the "Revenue Target”) and the percentage of the applicable Base Bonus that was payable based on the achievement of specified levels of 2015 performance between the Revenue Minimum of $165 million and the Revenue Target of $180 million.

•	No portion of the Base Bonus allocated to revenue performance was eligible for payment unless both the Adjusted EBITDA Threshold and Revenue Minimum were achieved.

•
If the Adjusted EBITDA Threshold and Revenue Minimum were achieved, payment of 15% of the Base Bonus allocated to revenue performance was payable at the Revenue Minimum, and payment increased at specified intervals up to 100% of the base bonus allocated to revenue becoming payable for revenue performance at the Revenue Target.

•
If the Adjusted EBITDA Threshold was achieved and the Revenue Target was exceeded, payment of an Excess Bonus could be earned for specified levels of revenue performance above the Revenue Minimum of $165 million up to a revenue level of $195 million.

Individual Objectives Performance

•
The Board established individual objectives which were key operational measures and/or major milestone outcomes specific to the participant’s position and directly related to the overall achievement of the MiMedx Business Plan and/or the MiMedx Strategic Plan.

•
If all of the individual objectives were achieved, the participant would earn the full Base Bonus amount allocated to the Individual Objectives component of the 2015 MIP. If some, but not all, of the individual objectives were attained, a partial amount of the base bonus allocated to the individual objectives component would be earned on a proportionate basis.

The Company’s actual 2015 Adjusted EBITDA, before the payment of incentives to MIP Participants and other members of management participating in another annual incentive plan, exceeded the Adjusted EBITDA Target of $45.75 million, and therefore MIP Participants earned 100% of the Base Bonus allocated to Adjusted EBITDA. The Company’s actual 2015 revenue of $187.3 resulted in the eligibility of MIP Participant for excess bonus. Based on the achieved level of 2015 revenue, MIP Participants earned 139% of the base bonus allocated to revenue performance.

The table below presents the targeted base bonus in dollars and expressed as a percentage of the base salary applicable to the 2015 MIP for each of the Company’s Named Executive Officers, as well as the actual total MIP bonus payment (base bonus + excess bonus) earned in 2015. The bonuses were paid in February 2016.

Named Executive Officer	Target Base Bonus as % of 2015 Base Salary	Target Base Bonus Amount	Total MIP Payout (including Excess Bonus)
Parker H. Petit	65%	$372,125	$517,254
William C. Taylor	60%	$282,000	$391,980
Michael J. Senken	50%	$170,000	$236,300
Alexandra O. Haden	35%	$108,500	$150,815

Long-Term Equity Incentives

The Company’s stock option and restricted stock awards are administered through the Company’s shareholder approved Assumed 2006 Stock Incentive Plan (“2006 Stock Incentive Plan”) and are designed to align the interests of the Company’s Named Executive Officers and other MiMedx officers, members of management and key employees with the interests of the Company’s shareholders, and serve as a key retention tool. Stock options and restricted stock vest over a period of time. The Committee believes that a vesting period is a positive motivator for the Company’s officers, management and key employees to focus their strategy and efforts on the Company’s long-term goals. Working toward the long term growth of the price of the Company’s stock produces the ultimate financial gain for the executives’ equity awards and increase in value for the Company’s shareholders.

Historically, the Company granted only stock options under the 2006 Stock Incentive Plan and the Compensation Committee continues to believe that options are an appropriate method of rewarding and incentivizing long-term performance. Beginning in October 2012, however, the Committee adopted the strategy of granting restricted stock in lieu of or in combination with stock option grants in certain instances where the Compensation Committee believes that a restricted stock grant is a more efficient way to reward and motivate superior performance. The Compensation Committee recognized that stock options are an effective form of equity compensation that motivates the Named Executive Officers and other executives to rigorously pursue the long term strategic goals of the Company. This alignment occurs because stock options only have value when the Company’s stock price increases over time. The Compensation Committee also believes that restricted stock awards are an effective form of equity compensation because they are a strong retention tool for Named Executive Officers and other key executives. Restricted stock awards increase in value as the Company’s stock price increases over time, but they also continue to have value in the event of a stock price decline. Thus, unlike stock options, restricted stock does not lose its retention value in the event of a decline in stock price. Additionally, the Compensation Committee recognized that restricted stock awards are becoming an increasingly prevalent tool in the incentive compensation reported by the peer group of publicly-traded companies. The Compensation Committee and management consider the circumstances of each equity grant and determine whether granting stock options exclusively, restricted stock in lieu of stock options, or restricted stock in combination with stock options is most likely to achieve the Company’s motivational, retention and/or recruiting objectives.

Based on the peer group competitive data, the Committee has established a target annual long-term incentive value as a guide by which to measure the appropriate and competitive value of the annual equity grant approved for each Named Executive Officer. The target is derived from the peer group of publicly-traded companies and is expressed as a percentage of the Named Executive Officer’s annual base salary.

All awards of stock options and/or restricted stock to Named Executive Officers were approved by the Committee for recommendation to the full Board for approval. All awards of stock options and/or restricted stock to all other eligible participants in the 2006 Stock Incentive Plan were determined and approved by the Committee.

In determining the approved level of equity grants, the Compensation Committee considers the individual’s target annual long term incentive value, the Company’s overall option “overhang,” the employee’s level of responsibility and performance, prior equity awards, comparative compensation information and the anticipated expense to the Company.

In 2015, all awards of stock options and restricted stock were dated and priced as follows:

•	All awards of stock options and awards of restricted stock to current employees were granted and priced as of the close of the business day on which the Committee approved the grant.

•
All awards of stock options and awards of restricted stock granted to newly-hired employees were granted and priced as of the later of the business day on which the Committee approved such grants or the date of employment.

Vesting of awards under the 2006 Stock Incentive Plan is established by the Committee at the time of the grant. To optimize the retention value of the awards and to orient recipients to the achievement of longer-term goals, objectives and success, awards typically vest in three equal installments on the first, second and third anniversaries of the Grant Date.

Historically, the Company has made an annual grant of stock options and/or restricted stock awards to a broad group of its management employees, including the Named Executive Officers, in February or March of each year. It is the Compensation Committee’s intention to continue the practice of granting annual awards at the time of the Compensation Committee’s February or March meeting. In addition to the Company’s annual grant to Named Executive Officers and certain other management employees, the Company made additional grants of stock options throughout the year to newly-hired officers and managers and to existing management to attract management talent to join the Company, to reward specific performance, in connection with promotions or other achievements and to address specific retention concerns.

In 2015, all equity-based awards were issued under plans previously approved by the Company’s shareholders.

2015 Restricted Stock Grants to Named Executive Officers

Although the Compensation Committee’s philosophy is to benchmark long-term equity incentive awards at the 60th to 75th percentile of awards to similarly-situated executives of companies in the peer group, because of the impact on the shares available for issuance under the Company’s long-term incentive plans and the expense that would be associated with grants at that level, the actual level of the equity awards to the Named Executive Officers in the February 2015 annual grant was not increased based on the Company exceeding its performance expectations, but rather was limited to be less than or equal to the benchmark target grant value.

Utilizing the data from the peer group of publicly-traded companies in the medical devices, pharmaceutical, biotechnology and life sciences sector of the healthcare industry, and relying on the Compensation Committee's judgment rather than a formulaic approach, the 2015 grants for Named Executive Officers were determined. On February 25, 2015, Messrs. Petit, Taylor and Senken and Ms. Haden and Ms. McCaw were granted 112,547, 72,036, 31,524, 15,025 and 9,300 shares of restricted stock, respectively. In addition, on October 28, 2015, Ms. Haden was granted 5,000 shares of restricted stock. All restricted shares vest in equal amounts over three years from the date of the grant.

Looking Forward: 2016 Compensation Decisions

Base Salary

On February 25, 2016, the base salaries of Messrs. Petit, Taylor and Senken and Ms. Haden were approved for increase to $615,000, $515,000, $375,000 and $335,000, respectively, effective April 1, 2016.

Long Term Equity Incentive Awards

As discussed above, the Compensation Committee has adopted the strategy of granting restricted stock in lieu of or in combination with stock option grants for purposes of long-term equity incentive awards. For 2016, the annual long-term equity incentive grants to Named Executive Officers were made entirely in the form of restricted stock awards vesting over three years from the date of the grant. On February 22, 2016, each of Messrs. Petit, Taylor, Senken and Ms. Haden were granted 134,000; 85,000; 40,000; and 33,000 shares of restricted stock, respectively. All restricted shares vest in equal amounts over three years from the date of the grant.

Management Incentive Plan

    On February 22, 2016, the Board, upon approval and recommendation of the Compensation Committee, approved the terms for the 2016 Management Incentive Plan (the "2016 MIP") which provides for payment of cash bonuses to management personnel who meet the eligibility criteria, including all of the named executive officers.  The 2016 MIP provides for target base bonuses that are expressed as a percentage of each MIP Participant's 2016 annual base compensation. The target base bonus as a percentage of base salary for the Chairman and Chief Executive Officer and the President and Chief Operating Officer is 75% and 65%, respectively. The target base bonus as a percentage of base salary for the Chief Financial Officer and the General Counsel is 50% and 45%, respectively.  Bonuses are earned under the 2016 MIP based on the Company’s 2016 revenue performance, the Company’s Adjusted EBITDA performance and attainment of individual objectives. Seventy-five percent of the base bonus is based on the Company’s 2016 revenue performance, 10% is based on 2016 Adjusted EBITDA performance, and 15% is based on the achievement of individual goals and objectives. Under the 2016 MIP, the portion of the base bonus that is based on the Company’s 2016 revenue and the Company’s 2016 Adjusted EBITDA is earned on a sliding scale established by the Board for each component. Provided that the Board established minimum threshold for 2016 Adjusted EBITDA is achieved, the sliding scale of incentive payout for the Adjusted EBITDA component of the 2016 MIP ranges from 10% to 100% of target incentive for that component, depending on the Company’s actual 2016 Adjusted EBITDA achieved. Provided that the Board established minimum thresholds for 2016 Adjusted EBITDA and 2016 revenue are both achieved, the sliding scale of incentive payout for the revenue component of the MIP ranges from 15% to 100% of the target incentive for that component, depending on the Company’s actual 2016 revenue achieved. Provided that the Board established minimum threshold for 2016 Adjusted EBITDA is achieved, the participant is entitled to a portion or the entire base bonus allocated to the individual objectives component. If the Board established minimum threshold for Adjusted EBITDA is met or exceeded and the Company’s 2016 revenue exceeds the Board established revenue target, MIP Participants may earn an excess bonus. The excess bonus is earned on a Board established sliding scale of 2016 revenue that exceeds the 2016 revenue target. The total bonus (including the excess bonus) is limited to two times the amount of the MIP Participant’s base bonus. This maximum bonus can only be achieved if the Adjusted EBITDA target is met or exceeded, all individual objectives are fully achieved and the actual 2016 revenue meets or exceeds a maximum payout level established by the Board.

Perquisites

The Company does not provide executive officers with perquisites and other personal benefits beyond the Company benefits offered to similarly situated employees.

Stock Ownership Guidelines

Effective April 1, 2016, our Board of Directors has adopted stock ownership guidelines for our executive officers. Under the guidelines, our Chief Executive Officer will be required to own shares of our common stock (including unvested time-based restricted stock) equal to at least 3 times annual base salary, our President and COO will be required to own shares of our common stock (including unvested time-based restricted stock) equal to at least 2.5 times annual base salary, our CFO will be required to own shares of our common stock (including unvested time-based restricted stock) equal to at least 2 times annual base salary and our General Counsel will be required to own shares of our common stock (including unvested time-based restricted stock) equal to at least 1.5 times annual base salary. Until such time as the Executive reaches his or her applicable threshold and subject to certain exceptions, the Executive Officers are required to hold 100% of the shares of Common Stock awarded to him/her from MiMedx or received upon vesting of restricted stock and upon exercise of stock options (net of any shares utilized to pay for tax withholding and any exercise price).

Recoupment of Compensation

Our Board of Directors adopted a recoupment (clawback) policy, effective April 1, 2016, covering executive officers of the Company. The policy provides that if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee may seek reimbursement of any cash or equity-based bonus or other incentive compensation paid or awarded to the officer or effect cancellation of previously granted equity awards to the extent the bonus or incentive compensation was based on erroneous financial data and was in excess of what would have been paid to the officer under the restatement.

Anti-Hedging and Pledging

Subject to exceptions granted in the sole discretion of the General Counsel in limited circumstances, our insider trading policy prohibits executive officers from engaging in hedging transactions, short sales, transactions in publicly-traded options, and pledging our common stock.

Employment Agreements

The Company's philosophy is to enter into employment agreements with Named Executive Officers when necessary and appropriate based upon the particular facts and circumstances involved in the individual employment relationship. Currently, the Company does not have any employment agreements with any of the Named Executive Officers; however, as described in more detail below, the Company has entered into change in control severance agreements with three of the four Named Executive Officers. If in the future, employment agreements are entered into between a Named Executive Officer and the Company, the Compensation Committee will be responsible for the review and recommendation of approval to the full Board of the terms and conditions of any such employment agreements.

Retirement and Other Benefits

Savings Plan

The 401(k) savings plan is a broad-based tax-qualified retirement savings plan to which all employees, including the Named Executive Officers, may contribute an amount equal to the limit prescribed by the Internal Revenue Service on a before-tax basis. In 2015, the Company did not provide for a matching contribution. The Company intends to institute a matching contribution at a later date. The future effective date and the formula for matching of the participant’s voluntary salary contributions have not yet been determined.

Benefits upon a Change in Control

Upon recommendation of the Compensation Committee and approval of the Board of Directors, the Company has entered into change-in-control severance agreements with Mr. Petit, Mr. Taylor and Mr. Senken to provide for severance compensation should their employment be terminated under certain defined circumstances. The Company believes that the severance arrangements are key components to a competitive compensation package and, as modified, are in line with that of companies in the peer group. In addition, the Company believes that the change-in-control severance arrangements will help the Company retain its executive leadership in the event of a possible change in control and should such change in control occur, will help retain executive talent for the new organization.

The agreements provide for compensation to the executive in the event the executive’s employment with the Company is terminated following the consummation of a “change-in-control” for reasons other than the executive’s death, disability or for “Cause” (as defined in the respective agreements), or if the executive voluntarily terminates employment for “Good Reason” (as defined in the respective agreements). The compensation payable under the agreements is a lump sum severance payment equal to a multiple of the executive’s annual base salary and targeted base bonus as of the date of the change-in-control. The multiple applicable to Mr. Petit is three times his base salary and targeted base bonus. The multiple applicable to Mr. Taylor is two times his base salary and targeted base bonus; and the multiple applicable to Mr. Senken is one and one-half times his base salary and targeted base bonus. In addition, following termination of employment, the executives are entitled to receive for a period of three years in the case of Mr. Petit, two years in the case of Mr. Taylor and 18 months in the case of Mr. Senken, health insurance coverage (subject to a COBRA election), life insurance and certain other fringe benefits equivalent to those in effect at the date of termination and will be entitled to receive additional amounts, if any, relating to any excise taxes imposed on the executive as a result of Section 280G of the Code. The agreements require the executive to comply with certain covenants that preclude the executive from competing with the Company or soliciting customers or employees of the Company for a period following termination of employment equal to the period for which fringe benefits are continued under the applicable agreement. The agreements expire three years after a change in control of the Company or any successor to the Company.

The change-in-control severance agreements with Mr. Petit, Mr. Taylor and Mr. Senken do not influence the vesting status of outstanding stock options and restricted stock under the 2006 Stock Incentive Plan. However, under the terms of the 2006 Stock Incentive Plan, in the event of a Change in Control as defined in the 2006 Stock Incentive Plan, all awards vest and become immediately exercisable in full.

A calculation of the potential post-employment payments due to the specified Named Executive Officers under the agreements discussed above assuming the triggering event for the payments occurred on the last business day of the year ended December 31, 2015, is set forth below under the heading "Potential Payments Upon Termination or Change In Control."
Compensation Risk Assessment

On an ongoing basis, the Compensation Committee considers the risks inherent in the Company’s compensation programs. The Compensation Committee does not believe that our compensation policies and practices encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The design of our compensation policies and practices encourages our employees to remain focused on both our short and long-term goals.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits to $1 million the tax deductions a public company can take for compensation paid to each of the Company’s Named Executive Officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The

Committee considers the impact of this exclusion when developing and implementing our executive compensation programs, and strives to link executive compensation programs to the financial performance of the Company such that they will not be subject to the limitations of Section 162(m). The Committee reserves the right, however, to use its judgment to authorize compensation payments that would trigger non-deductibility under Section 162(m) when the Committee believes such payments are appropriate and in the best interests of the Company’s shareholders.

Sections 280G and 4999 of the Internal Revenue Code impose an excise tax on certain payments to executives made in conjunction with a change in control and make such payments non-deductible to the Company. The effects of Sections 280G and 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive’s personal compensation history. To ensure that Mr. Petit, Mr. Taylor and Mr. Senken receive the levels of compensation and benefits that the Company intends, the Compensation Committee and the Board of Directors determined that it would be appropriate to pay the cost of any excise tax imposed under Sections 280G and 4999, in the event that such provisions become applicable, plus an amount needed to pay income taxes on such additional payments. Mr. Petit’s, Mr. Taylor’s and Mr. Senken’s respective change in control severance agreements provide for such a gross-up payment. The Compensation Committee and the Board of Directors believe these gross-up payments, in the event that such payments would be applicable, are consistent with the Compensation Committee’s philosophy of providing its Named Executive Officers with compensation that is competitive with the market’s practices and requirements.

COMPENSATION COMMITTEE REPORT

The Committee has reviewed the Compensation Discussion and Analysis and discussed that document with management. Based on its review and discussions with management, the Committee recommended to its Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for the 2016 Annual Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Compensation Committee:

Joseph G. Bleser, Compensation Committee Chairman
Larry W. Papasan, Compensation Committee Member
Neil S. Yeston, Compensation Committee Member

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company. During fiscal 2015 none of the Company’s executive officers served on the board of directors or compensation committee of any other entity that had an executive officer that serves on the Company’s Board or Compensation Committee.

SUMMARY COMPENSATION TABLE

The following table summarizes with respect to the Company's Named Executive Officers the compensation paid by the Company for services in all capacities rendered to the Company during the years ended December 31, 2015, 2014 and 2013. The table does not include compensation for all three years if such officer was not a named executive officer in a previous year.

Name and Principal Position	Reporting Period YE	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non - Equity Incentive Plan Compensation Awards ($)(4)	All Other Compensation (5)	Total ($)

Parker H. “Pete” Petit,	2015	560,177		1,071,447		517,254	2,975	2,151,853
Chairman and Chief Executive Officer	2014	514,892	400,000	862,448	672,968	580,800	4,683	3,035,791
	2013	465,192	—	548,340	954,043	292,521	—	2,260,096

William C. Taylor,	2015	451,131		685,783		391,980	2,654	1,531,548
President and Chief Operating Officer	2014	422,042	—	264,303	484,043	477,950	2,799	1,651,137
	2013	385,577	—	377,670	649,034	240,721	—	1,653,002

Michael J. Senken,	2015	329,615		300,108		236,300		866,023
Chief Financial Officer	2014	294,990	—	115,666	211,822	242,000	15,438	879,916
	2013	268,269	—	172,043	278,079	121,884	—	840,275

Alexandra O. Haden	2015	273,269	—	190,488	—	150,815	—	614,572
General Counsel and Secretary (6)

Roberta L. McCaw	2015	84,913		88,536			63,000	236,449
Former General Counsel and Secretary (7)	2014	256,615		83,427	152,781	211,200		704,023
	2013	240,000		70,980	156,442	106,371		573,793

(1)	The amount reported for 2014 reflects a discretionary bonus paid to Mr. Petit in 2014.

(2)
The amounts shown represent the aggregate grant date fair value of awards of restricted stock made to the executive officer in the year indicated in accordance with FASB ASC topic 718 “Compensation – Stock compensation.” As required by applicable SEC rules, awards are reported in the year of grant. The restricted stock awards vest one third on each anniversary of the date of grant.

(3)
The amounts shown represent the aggregate grant date fair value of awards of stock options made to the executive officer in the year indicated in accordance with FASB ASC topic 718 “Compensation – Stock compensation.” For stock options, fair value is calculated using the Black-Scholes value on the grant date. The assumptions made in the valuation of the Company's option awards are disclosed in Note 12 to the Company's consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2015. As required by applicable SEC rules, awards are reported in the year of grant. The options vest one third on each anniversary of the date of the award.

(4)
Reflects amounts that were earned under the Company's Management Incentive Plan that were determined and paid during the first quarter of subsequent year. For a description of the 2015 Management Incentive Plan and the Company's performance against the targets, see "Compensation Discussion and Analysis - Cash Incentives - 2015 MIP."

(5)
The amounts reported for 2014 and 2015 for Messrs. Petit, Taylor, and Senken reflect reimbursement for travel expenses for their spouses to attend certain work-related events. The amount reported for Ms. McCaw in 2015 represents consulting fees paid to Ms. McCaw subsequent to the end of her full time employment.

(6)	Ms. Haden was appointed General Counsel and Secretary of the Company effective March 1, 2015.

(7)
Ms. McCaw retired as General Counsel and Secretary of the Company effective February 28, 2015. She remained an employee through March 31, 2015, and effective April 1, 2015 became a consultant to the Company.

Narrative to Summary Compensation Table

The Company does not have employment agreements with any of its Named Executive Officers. In addition to receiving a base salary as established by the Compensation Committee of the Board, each of the Company’s Named Executive Officers is entitled to participate in the Company’s Management Incentive Plan (“MIP”), with a targeted bonus equal to a specified percentage of his or her base salary. Payment of bonuses under the MIP is contingent on certain performance measures as established by the Compensation Committee on an annual basis. Each of the Named Executive Officers also is eligible for awards under the 2006 Stock Incentive Plan as may be granted by the Compensation Committee or the Board in their sole discretion. For a description of the amount of salary and bonus compensation in proportion to total compensation, see “Compensation Discussion and Analysis-Overview of Compensation and Process.”

The Company also has entered into Change in Control Severance Agreements with Messrs. Petit, Taylor and Senken. For a description of the benefits payable under these agreements, see “Potential Payments Upon Termination or Change in Control.”

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2015

The following table provides information regarding grants of plan-based awards to the Company’s Named Executive Officers during fiscal 2015.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Grant Date(1)	Threshold ($)(2)	Target ($)(2)	Maximum ($)(2)
Parker H. Petit		3,721.25	372,125	744,250
	2/25/2015				112,547	—		1,071,447

William C. Taylor		2,820	282,000	564,000
	2/25/2015				72,036	—		685,783

Michael J. Senken		1,700	170,000	340,000
	2/25/2015				31,524	—		300,108

Roberta L. McCaw
	2/25/2015				9,300	—		88,536

Alexandra Haden		1,085.00	108,500	217,000
	2/25/2015				15,025			143,038
	10/28/2015				5,000			47,450

(1)
Reflects the dates on which the grants of stock options or restricted stock were approved by the Board. No executive officer paid any amount to the Company in consideration of the grant of any stock options or restricted stock.

(2)
For Non-Equity Incentive Plan Awards, these columns show the range of possible cash payouts that could have been earned by each of the Named Executive Officers under the 2015 Management Incentive Plan. “Threshold” represents the lowest possible payout if there is a payout and “Maximum” reflects the highest possible payout. Actual amounts paid are reflected in the Summary Compensation Table above.

(3)	Represents shares of the Company’s common stock subject to restricted stock awards granted under the 2006 Stock Incentive Plan. The shares vest one third on each anniversary of the grant date.

(4)
Amounts shown do not reflect compensation actually received by the executive officer. Instead, the amounts shown reflect the grant date fair market values of the awards computed in accordance with FAS ASC Topic 718- “Compensation-Stock compensation.” For stock options, fair value is calculated using the Black-Scholes value on the grant date. The assumptions made in the valuation of the Company’s option awards are disclosed in Note 12 to the Company’s consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2015. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The actual amount of compensation that may be earned by the executive officer will depend on the extent to which the awards vest and the price of the Company’s common stock at the time of exercise or vesting.

OUTSTANDING EQUITY AWARDS ON DECEMBER 31, 2015
The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock awards held by the Company's Named Executive Officers on December 31, 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Securities Unvested	Market Value of Unvested Securities ($)
Parker H. Petit	271,429	—		0.73	2/24/2019
	126,516	—		1.65	2/23/2020
	100,000	—		1.20	5/11/2020
	83,333	—		1.35	1/5/2021
	264,432	—		1.23	3/18/2021
	500,000	—		1.05	6/29/2021
	200,000	—		1.10	12/14/2021
	720,000	—		1.25	2/23/2022
	100,000	—		2.94	10/31/2022
	166,667	83,333	(1)	5.07	3/6/2023	26,666 (8)	249,860
	50,000	25,000	(2)	6.04	10/29/2018	8,666 (6)	81,200
	—	177,110	(3)	7.96	2/25/2024	38,025(7)	356,294
						33,334 (12)	312,340
						112,547 (9)	1,054,565

William C. Taylor	289,394	—		1.65	2/23/2020
	50,000	—		1.35	1/5/2021
	171,139	—		1.23	3/18/2021
	125,000	—		1.18	8/3/2021
	52,864	—		1.10	12/14/2021
	520,000	—		1.25	2/23/2022
	75,000	—		2.94	10/31/2022
	110,000	55,000	(1)	5.07	3/6/2023	18,333(8)	171,780
	33,334	16,666	(2)	5.49	10/29/2023	6,000 (6)	56,220
	—	113,359	(3)	7.24	2/25/2024	24,337 (7)	228,038
						72,036 (9)	674,977

Michael J. Senken	100,000	—		0.87	1/15/2020
	100,000	—		1.65	2/23/2020
	25,000	—		1.20	5/11/2020
	50,000	—		1.35	1/5/2021
	110,000	—		1.23	3/18/2021
	175,000	—		1.10	12/14/2021
	150,000			1.25	2/23/2022
	35,000	—		2.94	10/31/2022
	50,000	25,000	(1)	5.07	3/6/2023	8,333 (8)	78,080
	11,666	5,834	(2)	5.49	10/29/2023	2,750(6)	25,768
	—	49,607	(3)	7.24	2/25/2014	10,650 (7)	99,791
						31,524 (9)	295,380

Alexandra Haden	40,000	20,000	(5)	6.02	7/16/2023
	6,666	13,334	(3)	7.24	2/25/2024	4,368 (7)	40,928
	6,666	13,336	(4)	5.84	4/24/2024	3,334 (10)	31,240
						15,025 (9)	140,784
						5,000 (11)	46,850

(1)	The unexercisable portion of this option vested and became exercisable on March 6, 2016.

(2)	The unexercisable portion of this option vests and becomes exercisable on October 29, 2016.

(3)
One half of the unexercisable portion of this option vested and became exercisable on February 25, 2016. The remaining unexercisable portion of this option vests and becomes exercisable on February 25, 2017.

(4)	One half of the unexercisable portion of this option vested and became exercisable on April 24, 2016. The remaining unexercisable portion of this option vests on April 24, 2017.

(5)	The unexercisable portion of this option vests and becomes exercisable on July 16, 2016.

(6)	The remaining balance of each award will vest on October 29, 2016.

(7)	The remaining balance of each award will vest in equal installments on February 25, 2016 and 2017.

(8)	The remaining balance of each award will vest on on March 3, 2016.

(9)	The remaining balance of each award will vest in equal installments on February 25, 2016, 2017 and 2018.

(10)	The remaining balance of the award will vest in equal installments on April 24, 2016 and 2017

(11)	The award will vest in equal installments on October 28, 2016, 2017, and 2018.

(12)	The remaining balance of the award will vest in equal installments on October 29, 2016 and 2017.
OPTION EXERCISES AND STOCK VESTED (FY2015) TABLE
The following table provides information concerning each exercise of stock options and each vesting of restricted stock during the fiscal year ended December 31, 2015, on an aggregated basis with respect to each of the Company’s Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Securities Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Securities Acquired on Vesting (#)	Value Realized on Vesting ($)
Parker H. Petit	409,290	3,525,323	71,012	627,275
William C. Taylor	198,038	1,608,061	36,501	339,426
Michael J. Senken	—	—	16,408	152,488
Roberta L. McCaw	124,426	1,178,705	8,508	82,349
Alexandra Haden	—	—	3,850	37,127
(1) Represents the difference between the market value of the underlying shares on the date of exercise and the exercise price.

Potential Payments upon Termination or Change in Control

The Company has entered into change-in-control severance agreements with Messrs. Petit, Taylor and Senken. The agreements provide for compensation to the executive in the event the executive’s employment with the Company is terminated following the consummation of a “change-in-control” for reasons other than the executive’s death, disability or for “Cause” (as defined in the respective agreements), or if the executive voluntarily terminates employment for “Good Reason” (as defined in the respective agreements). The compensation payable under the agreements is a lump sum severance payment equal to a multiple of the executive’s annual base salary and targeted base bonus as of the date of the change-in-control. The multiple applicable to Mr. Petit is three. The multiple applicable to Mr. Taylor is two and the multiple applicable to Mr. Senken is one and a half. In addition, following termination of employment, these executives are entitled to receive for a period of three years in the case of Mr. Petit, two years in the case of Mr. Taylor and 18 months in the case of Mr. Senken, life, health insurance coverage (subject to a COBRA election), and certain other fringe benefits equivalent to those in effect at the date of termination and will be entitled to receive additional amounts, if any, relating to any excise taxes imposed on the executive as a result of Section 280G of the Code. The agreements require the executive to comply with certain covenants that preclude the executive from competing with the Company or soliciting customers or employees of the Company for a period following termination of employment equal to the period for which fringe benefits are continued under the applicable agreement. The agreements expire three years after a change in control of the Company or any successor to the Company.

Upon a “change in control,” as defined in the 2006 Stock Incentive Plan and subject to any requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the (“Code”), all outstanding awards vest and become exercisable.

The following table sets forth in tabular form estimates of the potential post-employment payments due to the Named Executive Officers under the agreements discussed above and the 2006 Stock Incentive Plan, assuming the triggering event for the payments occurred on the last business day of the last fiscal year.

Executive	Cash Severance ($) (1) (2)	Estimated Benefits ($) (2) (3)	Estimated Value of Accelerated Equity Awards ($) (4)	Estimated 280G Tax Gross-Ups ($) (2)	Retirement Plans ($)
Parker H. Petit	2,833,875	76,080	2,662,326	1,770,278	—
William C. Taylor	1,504,000	59,480	1,593,159	802,130	—
Michael J. Senken	765,000	44,610	699,616	224,673	—
Alexandra Haden	—	—	402,272	—	—

(1)	Includes a) annual base salary as of December 31, 2015, plus b) annual targeted bonus for the year ended December 31, 2015, times the multiple applicable to the Named Executive Officer.

(2)	Payable only in the event the executive’s employment is terminated without cause or for “good reason” within three years following a change in control.

(3)	Includes a) the estimated value of medical, dental, vision and life insurance, plus b) the employer’s cost of FICA for the duration of the severance period.

(4)
Includes the accelerated value of a) unvested stock options as of December 31, 2015 that are in-the-money based on the December 31, 2015 stock price, plus b) unvested restricted stock based on the December 31, 2015 stock price.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about MiMedx's equity compensation plans as of December 31, 2015:

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights reflected in column (A)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)
Equity compensation plans approved by security holders	14,019,629	$3.62	2,217,360
Equity compensation plans not approved by security holders	—	—	—
Total	14,019,629	$3.62	2,217,360

DIRECTOR COMPENSATION

The following table provides information concerning compensation of the Company's non-employee directors for the year ended December 31, 2015. The compensation reported is for services as directors. Only those directors who received compensation for such services during the year ended December 31, 2015, are listed.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Joseph G. Bleser	69,000	127,492		—	—	—	196,492
J. Terry Dewberry	69,000	127,492		—	—	—	196,492
Charles R. Evans	53,000	127,492		—	—	—	180,492
Bruce L. Hack	48,000	127,492		—	—	—	175,492
Charles E. Koob	42,000	127,492		—	—	—	169,492
Larry W. Papasan	72,500	127,492		—	—	—	199,992
Neil S. Yeston	50,500	127,492		—	—	—	177,992

(1)	Amount represents fees paid or earned during the year ended December 31, 2015.

(2)
Restricted stock award of 12,878 shares which will vest on May 14, 2016. The amount represents the aggregate grant date fair value of stock awards granted in the fiscal year valued in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. This amount does not represent our accounting expense for these awards during the year and does not correspond to the actual cash value recognized by the director when received.

(3)	There were no option grants to directors in 2015.
The Company's compensation policy for its non-employee directors, as revised effective May 14, 2015, is as follows:

•	An annual cash retainer of $42,000 for service as a member of the Board;

•	An annual cash retainer of $21,000 for service as chairman of the Audit Committee;

•	An annual cash retainer of $16,000 for service as chairman of the Compensation Committee;

•	An annual cash retainer of $11,000 for service as chairman of the Nominating and Governance Committee; and

•	An annual cash retainer of $6,000, $8,500 and $11,000 for service as a non-chairman member of the Nominating and Governance Committee, Compensation Committee and Audit Committee, respectively.

Each director who is not a full time employee of the Company also receives a grant valued at $195,000 in total upon being first elected or appointed to the Board of Directors. This initial grant totaling $195,000 in value is comprised of a mix of restricted shares of the Company's common stock and/or options to purchase the Company's common stock to mirror the mix of restricted shares and/or options granted to the non-employee directors at the preceding annual grant. In addition, on the date of the annual meeting of shareholders, each director who is not a full time employee of the Company and who has been a director for at least 12 months, receives a grant valued at $127,500. This annual grant totaling $127,500 in value is comprised of a mix of restricted shares and/or options to mirror the mix of restricted shares and/or options granted to the Executive Officers of the Company at the preceding annual grant to executive officers.

The equivalent fair value of options to purchase the Company's common stock is calculated using the Black-Scholes Model. The above described grants vest on the first anniversary of the grant date. Directors who are full-time employees of the Company do not receive any compensation for their service as directors or as members of board committees.

STOCK OWNERSHIP

The following table sets forth certain information regarding the Company's capital stock, beneficially owned as of March 8, 2016, by each person known to the Company to beneficially own more than 5% of the Company's common stock, each Named Executive Officer and director, and all directors and executive officers as a group. Beneficial ownership is calculated according to Rule 13d-3 of the Exchange Act as of that date. Unless otherwise indicated below, the address of those identified in the table is MiMedx Group, Inc., 1775 West Oak Commons Court, NE, Marietta, Georgia 30062.

Name of Beneficial Owner	Number of Shares (1)	Percentage Ownership (1)
Blackrock, Inc.(2)	9,879,140	9%

NEOs and Directors	Number of Shares (1)	Percentage Ownership (1)
Parker H. “Pete” Petit (3)	7,652,904	6.8%

William C. Taylor (4)	2,197,713	2.0%

Charles E. Koob (5)	1,556,531	1.4%

Bruce L. Hack (6)	796,146	*

Michael J. Senken (7)	1,027,229	*

Alexandra Haden (8)	141,331	*

Larry W. Papasan (9)	211,822	*

Joseph G. Bleser (10)	207,963	*

J. Terry Dewberry (11)	153,544	*

Neil S. Yeston (12)	96,878	*

Charles R. Evans (13)	91,878	*

Total Directors and Executive Officers (11 persons) (14)	14,133,939	12.3%

*	Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares beneficially owned. Unless otherwise specified, reported ownership refers to both voting and investment power. Stock options, warrants and convertible securities which are exercisable within 60 days are deemed to be beneficially owned. As of March 8, 2016, there were 109,409,309 shares of common stock issued and outstanding.

(2)
According to the most recent Schedule 13G filed with the SEC on January 28, 2016, BlackRock, Inc. has sole voting power with respect to 9,643,146 shares and sole dispositive power with respect to 9,879,140 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)	Includes (i) 4,869,121 shares held by Mr. Petit individually including 270,046 shares of unvested restricted stock; and (ii) 2,783,783 shares of common stock issuable upon the exercise of options.

(4)	Includes (i) 640,411 shares owned by Mr. Taylor individually including 151,193 shares of unvested restricted stock; and (ii) 1,557,302 shares issuable upon the exercise of options.

(5)
Includes (i) 615,000 shares held jointly by Mr. Koob and his wife; (ii) 866,531 shares held individually by Mr. Koob including 12,878 shares of unvested restricted stock; and (iii) 75,000 shares issuable upon the exercise of options.

(6)	Includes (i) 686,146 shares owned by Mr. Hack individually including 12,878 shares of unvested restricted stock; and (ii) 110,000 shares issuable upon the exercise of options.

(7)
Includes (i) 50,000 shares held by Mr. Senken and his wife; (ii) 112,692 held by Mr. Senken individually including 69,092 shares of unvested restricted stock, and (iii) 864,537 shares issuable upon the exercise of options.

(8)
Includes (i) 71,132 shares owned by Ms. Haden individually including 53,536 shares of unvested restricted stock; (ii) 3,300 shares owned by Ms. Haden's spouse; and (iii) 66,899 shares issuable upon the exercise of options.

(9)
Includes (i) 83,155 shares owned by Mr. Papasan individually including 12,878 shares of unvested restricted stock; (ii) 41,667 shares held in a trust for the benefit of Mr. Papasan; and (iii) 87,000 shares issuable upon the exercise of options.

(10)	Includes (i) 97,963 shares owned by Mr. Bleser individually including 12,878 shares of unvested restricted stock; and (ii) 110,000 shares issuable upon the exercise of options.

(11)	Includes (i) 43,544 shares owned by Mr. Dewberry individually including 12,878 shares of unvested restricted stock; and (ii) 110,000 shares issuable upon the exercise of options.

(12)	Includes (i) 36,878 shares owned by Mr. Yeston individually including 12,878 shares of unvested restricted stock; and (ii) 60,000 shares issuable upon the exercise of options.

(13)	Includes (i) 31,878 shares owned by Mr. Evans individually including 12,878 shares of unvested restricted stock; and (ii) 60,000 shares issuable upon the exercise of options.

(14)
Includes (i) 8,249,418 shares controlled or held for the benefit of the executive officers and directors including 634,013 shares of unvested restricted stock and; (ii) 5,884,521 shares issuable upon the exercise of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Approval of Related Party Transactions

Under its charter, the Audit Committee is responsible for reviewing and approving all transactions or arrangements between the Company and any of its directors, officers, or principal shareholders and any of their respective affiliates, associates or related parties. In determining whether to approve or ratify a related party transaction, the Audit Committee considers all relevant facts and circumstances available to it, such as:

•	Whether the terms of the transaction are fair to the Company and at least as favorable to the Company as would apply if the transaction did not involve a related party;

•	Whether there are demonstrable business reasons for the Company to enter into the transaction;

•	Whether the transaction would impair the independence of an outside director; and

•
Whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Related Party Transactions

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company’s equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC. Officers, directors and beneficial owners of more than ten percent of the common stock are required by SEC regulations to furnish the Company with copies of all such forms that they file.

Based solely on the Company’s review of the copies of Forms 3, 4, and 5 the Company believes that during the year ended December 31, 2015, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the common stock.

APPROVAL OF THE COMPANY'S 2016 EQUITY AND CASH INCENTIVE PLAN

(PROPOSAL 2)

Long-term equity incentive awards assist us in recruiting and retaining individuals with ability and initiative by enabling such individuals to participate in our future success and aligning their interests with our interests and the interests of our shareholders. In consideration of the benefits of long-term equity incentive awards and upon the recommendation of our Compensation Committee, our Board of Directors adopted the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan (the "Plan") on March 31, 2016 contingent upon its approval by our shareholders. If approved by our shareholders, the Plan will provide us with the ability to utilize equity and cash incentive awards as a part of our overall compensation structure.

Key features of the Plan include:

• All stock options, stock appreciation rights and other purchase rights must have an exercise price that is not less than the fair market value of the underlying stock on the grant date.

• The maximum number of shares of our Common Stock that will be made available under the Plan is the sum of (i) 5,000,000 shares plus (ii) the number of shares that remain available for issuance under the MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan (the “2006 Plan”) on the date the Company's shareholders approve the Plan (iii) plus the number of shares that are represented by outstanding Awards (as defined below) issued under the 2006 Plan on the date that the Company's shareholders approve the Plan and that later become available because of the expiration or forfeiture of the Award without the issuance of the underlying shares.

•Shares of Common Stock not issued as the result of a net settlement of an Award, or tendered or withheld to pay the exercise price, purchase price or withholding taxes relating to an Award, shall not again be made available for issuance as Awards under the Plan.

•Options, SARs and other Stock-Based Awards in the nature of purchase rights (as defined below) granted under the Plan will be subject to a one-year minimum vesting period, subject to certain exceptions for the participant's death or Disability (as defined in the Plan) or in connection with a Change in Control (as defined in the Plan), provided that up to 5% of the shares authorized for issuance under the Plan may provide for vesting of Options, SARs and other Stock-Based Awards in the nature of purchase rights in less than one year.

• The Compensation Committee may not accelerate the vesting of Awards other than in the event of the participant’s death or Disability or in connection with a Change in Control.

•The Plan does not include any reload or "evergreen" share replenishment features.

•Except in connection with an equitable adjustment or a Change in Control, the Plan prohibits the repricing of outstanding stock options, stock appreciation rights and other stock-based awards in the nature of purchase rights, whether by amending an existing award or by substituting a new award at a lower price. The Plan also prohibits the payment of cash, Awards or other securities in exchange for out-of-the-money awards.

•Awards granted under the Plan are subject to the Company’s Compensation Recoupment Policy (which is described above under "Compensation Discussion and Analysis – Recoupment of Compensation").

•Notwithstanding any other provision of the Plan or any Agreement to the contrary, no participant may sell, transfer or other dispose of any shares of Common Stock acquired under an Award (“net” shares acquired in case of any net exercise or withholding of shares) until the participant has met the minimum level of ownership provided in the Company’s Stock Ownership Guidelines (which is described above under "Compensation Discussion and Analysis – Stock Ownership Guidelines", to the extent applicable to the participant.

•There is no liberal Change in Control definition in the Plan. A Change in Control does not occur on announcement or commencement of a tender offer, a potential takeover or shareholder approval of a merger or other transaction.

•Material amendments to the Plan require shareholder approval.

•The Plan will be administered by our Compensation Committee, which is comprised entirely of independent directors.

•No further Awards will be granted under the 2006 Plan the date the Plan is approved by Shareholders.

•No dividends or Dividend Equivalents (as defined below) may be granted in connection with Options, SARs or other Stock-Based Awards in the nature of purchase rights (as defined below). No dividends or Dividend Equivalents may be paid in connection with a performance-based Award unless and until the underlying performance conditions are achieved, and any such dividends or dividend equivalents will accumulate (without interest) and become payable only at the time and to the extent the applicable Award becomes payable or nonforfeitable.

A summary of the principal features of the Plan is included below. However, every aspect of the Plan is not addressed in this summary and shareholders are encouraged to read the full text of the Plan which is attached to this proxy statement as Appendix A. We have no current plans, proposals or arrangements, written or otherwise, to grant any specific awards under the Plan or under the 2006 Plan except (a) certain routine awards to be granted to non-executive employees and independent contractors under the 2006 Plan at the Company's April 2016 Board of Directors meeting and; (b) as described under the Company's compensation policy for non-employee Directors (as described above under "Director Compensation").

Reasons for the Plan and Recommendation of the Board of Directors

As described in more detail in this proxy statement under "Executive Compensation-Compensation Disclosure and Analysis," we believe our compensation programs are structured to attract, retain and motivate our employees, officers and directors. Our Board of Directors believes that equity incentive awards play a key role in these programs as they help align the interests of employees, officers and directors with those of our shareholders. As of April 12, 2016, there are only 837,536 shares available for grant under the 2006 Plan.

Historical Burn Rate. We are committed to managing the use of our equity incentives prudently to balance the benefits equity compensation brings to our compensation program with the dilution it causes our shareholders. As part of our analysis when considering the proposed share increase, we considered the 2006 Plan’s “burn rate,” calculated as the number of shares subject to equity awards granted under the 2006 Plan, divided by the weighted average number of shares outstanding for that period. Our average burn rate for the three years ended December 31, 2015 was 3.75%. We believe that our burn rate and potential dilution amounts are reasonable for our industry and market conditions. Since the 2006 Plan was adopted, we have sought to provide equity compensation to our employees who we believe are important to our organization in furthering our business strategy. In addition, we have made multiple leadership appointments and promotions to advance our strategy. We made equity grants from the 2006 Plan in connection with each of these new hires and promotions. We believe these new hires and promotions are key to the development and strengthening of the management team with the experience and talent necessary to further implement our strategy.

Shareholder Value Transfer Analysis. When evaluating the appropriate number of shares to increase the share reserve under the Plan, we reviewed the shareholder value transfer of the proposed increase, calculated as the value of available shares and plan awards as a percentage of our market capitalization, and determined that the approval of 5,000,000 new shares under the Plan was reasonable and consistent with industry guidelines.

Expected Duration. We expect that the shares available for future awards, including the additional shares if this proposal is approved by our shareholders, will be sufficient for currently-anticipated awards under the Plan for the next two years. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; the rate at which shares are returned to the Plan reserve upon awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Qualified Performance-Based Compensation. Shareholder approval of the Plan also will enable us to grant awards that are intended to qualify as tax-deductible “performance-based compensation” under Code Section 162(m).

For the foregoing reasons, the Board of Directors recommends that our shareholders approve the Plan.

General Plan Information

The Plan is intended to permit the grant of stock options (both incentive stock options ("ISOs") and non-qualified stock options ("NQSOs" (collectively "Options")), stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards"), restricted stock units ("RSUs"), incentive awards ("Incentive Awards"), other stock-based awards ("Stock-Based Awards") and dividend equivalents ("Dividend Equivalents") (collectively "Awards"). “Full Value Award” means an Award other than an Option,

SAR or Stock-Based Award in the nature of purchase rights. All Awards granted under the Plan will be governed by separate written or electronic agreements between MiMedx and the participants. The separate agreements will specify the terms and conditions of the Award. No right or interest of a participant in any Award will be subject to any lien, obligation or liability of the participant. The laws of the State of Florida govern the Plan and any Awards granted thereunder. The Plan is unfunded, and we will not segregate any assets to cover grants of Awards under the Plan.

No Awards may be granted on or after March 31, 2026. No Awards will be granted and become effective under the Plan unless the shareholders approve the Plan.

Administration

We will bear all expenses of administering the Plan. Our Compensation Committee will administer the Plan and has the authority to grant Awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the Plan) as it may consider appropriate. Our Compensation Committee may act through subcommittees or, with respect to Awards granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of our Board of Directors or the Board of Directors of our Affiliates (as defined in the Plan), delegate to one or more of our officers all or part of its duties with respect to such Awards.

Eligibility for Participation

Any of our employees or independent contractors, employees or independent contractors of our Affiliates (as defined in the Plan), and non-employee members of our Board of Directors or of any Board of Directors of our Affiliates is eligible to receive an Award under the Plan. However, ISOs may only be granted to employees of MiMedx or one of our Affiliates.

Shares Subject to Plan

The maximum aggregate number of shares of our Common Stock that may be issued under the Plan pursuant to Awards is the sum of (i) 5,000,000 shares plus (ii) the number of shares that remain available for issuance under the the MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan (the “2006 Plan”) on the date the Company's shareholders approve the Plan (iii) plus the number of shares that are represented by outstanding Awards (as defined below) issued under the 2006 Plan on the date the Company's shareholders approve the Plan and that later become available because of the expiration or forfeiture of the Award without the issuance of the underlying shares. No further Awards will be granted under the 2006 Plan after the the date that the Company's shareholders approve the Plan.

Except as described below, each share issued in connection with an Award will reduce the number of shares available under the Plan by one, and each share covered under a stock-settled SAR will reduce the number of shares available under the Plan by one even though the share is not actually issued upon settlement of the stock-settled SAR.

Shares relating to Awards that are terminated, settled in cash in lieu of shares, or exchanged prior to the issuance of shares for Awards not involving shares, will again be available for issuance under the Plan. Shares of Common Stock not issued as the result of a net settlement of an Award, or tendered or withheld to pay the exercise price, purchase price or withholding taxes relating to an Award, or purchased on the open market with the proceeds of the exercise or purchase price of any Award, will not again be available for issuance under the Plan. This treatment of Awards also applies to any Awards which were issued under the 2006 Plan and are outstanding after the date that the Company's shareholders approve the Plan.

Notwithstanding the foregoing, the maximum aggregate number of shares of our Common Stock that may be issued under the Plan, and the maximum aggregate number of shares of our Common Stock that may be issued under any specific type of Award, will not be reduced by (i) substitute Awards with respect to our shares of Common Stock that are granted to participants who become employed with MiMedx or its Affiliates in connection with a corporate transaction or other appropriate event or (ii) Awards with respect to shares of our Common Stock that become available for grant under a shareholder-approved plan of an acquired company (subject in both cases to applicable stock exchange requirements).

In any calendar year, no participant may be granted Options, SARs or other Stock-Based Awards in the nature of purchase rights that relate to more than 1,000,000 shares of our Common Stock, or Full Value Awards that relate to more than 1,000,000 shares of our Common Stock if they are intended to constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). The limit in such a period for a member of our Board of Directors is 125,000 shares of Common Stock. For any Award that is intended to constitute "qualified performance-based compensation" and that is stated with reference to a specific dollar limit, the maximum amount payable with respect to any 12-month performance period to any one participant is $2,000,000 (pro-rated up or down for performance periods greater or less than 12 months), and the maximum for any Award stated

with reference to a specific dollar amount is $300,000 for a member of our Board of Directors. The maximum number of shares of Common Stock that may be issued pursuant to Awards, the per individual limits on Awards and the terms of and number of shares subject to outstanding Awards will be adjusted as is equitably required in the event of corporate transactions and other appropriate events.

Awards

Options

An Option entitles the participant to purchase from MiMedx a stated number of shares of Common Stock. The exercise price per share of Common Stock underlying any Option may not be less than the fair market value of a share of Common Stock on the date the Option is granted. With respect to an ISO granted to a participant who, at the time of grant, beneficially owns more than ten-percent of the combined voting power of MiMedx or any of our Affiliates (determined by applying certain attribution rules), the exercise price per share may not be less than 110% of the fair market value of the Common Stock on the date the Option is granted. The exercise price may be paid in cash or, if the written agreement so provides, our Compensation Committee may allow a participant to pay all or part of the exercise price by tendering shares of Common Stock, by a broker-assisted cashless exercise, by means of a "net exercise" procedure, or by any other specified medium of payment. In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of the Common Stock with respect to which an ISO may become exercisable for the first time during any calendar year cannot exceed $100,000; and if this limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as NQSOs.

SARs

A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of Common Stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an Option. A SAR granted in tandem with an Option is called a Corresponding SAR and entitles the participant to exercise the Option or the SAR, at which time the other tandem Award expires with respect to the number of shares being exercised. No participant may be granted Corresponding SARs in tandem with ISOs which are first exercisable in any calendar year for shares of Common Stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000. A Corresponding SAR may be exercised only to the extent that the related Option is exercisable, and no SAR is exercisable unless the fair market value of the Common Stock at the time of exercise exceeds the fair market value of the Common Stock as of the date of grant of the SAR. As set forth in the written agreement, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Common Stock or a combination of each.

Restricted Stock Awards

A Restricted Stock Award is the grant or sale of shares of Common Stock, which may be subject to forfeiture for a period of time or subject to certain conditions. The Compensation Committee will determine, on the date of the grant of the Restricted Stock Award, whether the participant will have all rights of a shareholder with respect to the shares of Common Stock subject to a Restricted Stock Award, including the right to vote the shares, provided, however, the participant may not transfer the shares while they are subject to forfeiture. To the extent deemed necessary by the Compensation Committee (or as described below), dividends payable with respect to a Restricted Stock Award may accumulate (without interest) and become payable in cash or shares of our Common Stock at the time and to the extent that the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. In lieu of retaining the certificates evidencing the shares, we may hold the certificates evidencing the shares in escrow or record the certificates evidencing the shares as outstanding by notation on our stock records. If a participant must pay for a Restricted Stock Award, the participant may pay the purchase price in cash or, if the written agreement so provides, our Compensation Committee may allow a participant to pay all or part of the purchase price by tendering shares of Common Stock, by means of a "net exercise" procedure, or by any other specified medium of payment.

RSUs

An RSU entitles the participant to receive, upon vesting, shares of our Common Stock (or as otherwise determined by the Compensation Committee and set for in the applicable agreement, the equivalent fair market value of shares of our Common Stock in cash). We will deliver to the participant one share of Common Stock (or, if applicable, the fair market value of one share of Common Stock in cash) for each RSU that becomes earned and payable. No participant shall have any rights of a shareholder with respect to an RSU unless and until the underlying shares of Common Stock are issued, provided, however, except as described below, dividends payable with respect to shares subject to RSUs may be paid currently or may accumulate (without interest) and be paid in cash or shares of Common Stock only to the extent the related RSUs become earned and payable.

Incentive Awards

An Incentive Award entitles the participant to receive cash or Common Stock when certain conditions are met. As set forth in the participant's separate agreement, an Incentive Award may be paid in cash, shares of Common Stock or a combination of each. No participant shall have any rights of a shareholder with respect to shares underlying an Incentive Award unless and until the underlying shares of Common Stock are issued.

Stock-Based Awards

Stock-Based Awards may be denominated or payable in, valued by reference to or otherwise based on shares of Common Stock, including Awards convertible or exchangeable into shares of Common Stock (or the cash value thereof) and Common Stock purchase rights and Awards valued by reference to the fair market value of the Common Stock. The purchase price for the Common Stock under any Stock-Based Award in the nature of a purchase right may not be less than the fair market value of the shares of the Common Stock as of the date the Award is granted. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted.

Our Compensation Committee is also authorized under the Plan to grant shares of Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of other obligations of MiMedx or any of our Affiliates to pay cash or to deliver other property under the Plan or under any other plans or compensatory arrangements of MiMedx or any of our Affiliates.

Dividend Equivalents

A Dividend Equivalent is an award that entitles the participant to receive cash, shares of Common Stock, other awards or other property equal in value to all or a specified portion of dividends paid with respect to shares of our Common Stock. Except as described below, Dividend Equivalents may be paid or distributed when accrued or deemed to have been reinvested in additional shares of Common Stock, other awards or other investment vehicles, subject to restrictions on transferability, risk of forfeiture and any other terms set forth in the written agreement for the Award. However, no Dividend Equivalents may be granted in connection with Options, SARs or Stock-Based Awards in the nature of purchase rights.

Performance Objectives and Time-Based Vesting

Our Compensation Committee has discretion to establish objectively determinable performance conditions for when Awards will become vested, exercisable, and payable. Objectively determinable performance conditions generally are performance conditions (a) that are established in writing (i) at the time of grant or (ii) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (b) that are uncertain of achievement at the time they are established and (c) the achievement of which is determinable by a third party with knowledge of the relevant facts.

These performance conditions may be based on one or any combination of metrics related to our financial, market or business performance. Performance conditions may be related to a specific customer or group of customers or products or geographic region individually, alternatively or in any combination, subset or component thereof. The form of the performance conditions also may be measured on a company, Affiliate, division, business unit, service line, segment, product or geographic basis individually, alternatively or in any combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance conditions measurement may exclude any extraordinary or nonrecurring items.

The performance conditions may, but need not, be based upon an increase or positive result under the specified performance conditions and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific performance conditions). An Award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the Award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an Award, in addition to performance conditions, may be subject to continued employment or service by the participant. Additionally, the vesting, exercise or payment of an Award can be conditioned on mere continued employment or service or on performance conditions other than those set forth above if the Award is not intended to qualify as performance-based.

The performance conditions may, among others, include any or any combination of the following: (a) cash flow; (b) return on equity; (c) return on assets; (d) earnings per share; (e) operations expense efficient milestones; (f) earnings (losses) before or after interest, taxes, depreciation, amortization and/or share-based compensation or expenses (consolidated or otherwise); (g) net income

(loss); (h) operating income (loss); (i) book value per share; (j) return on investment; (k) return on capital; (l) improvements in capital structure; (m) expense management; (n) profitability of an identifiable business unit or product; (o) maintenance or improvement of profit margins; (p) stock price; (q) total shareholder return; (r) market share; (s) revenues (consolidated or otherwise); (t) sales; (u) costs; (v) working capital; (w) economic wealth created; (x) strategic business criteria; (y) efficiency ratio(s); (z) achievement of division, group, function or corporate financial, strategic or operational goals; (aa) days sales outstanding; and (bb) comparisons with stock market indices or performance metrics of peer companies. Performance goals may be determined in accordance with GAAP or adjusted to include or exclude any items otherwise includable or excludable under GAAP. In determining if the performance conditions have been achieved, the Compensation Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Compensation Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization or restructuring programs, or extraordinary, unusual, infrequently occurring or non-reoccurring items, (e) acquisitions or dispositions or (f) foreign exchange gains or losses.

The above performance conditions are to permit our Compensation Committee to grant Awards that are intended to constitute "qualified performance-based compensation" exempt from the $1 million limit on deductible compensation payable to our Chief Executive Officer or any of our three other highest paid officers, other than our Chief Financial Officer.

The Compensation Committee will have the discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining when an Award will become vested, exercisable or payable.

Minimum Vesting Requirement

Options, SARs and other Stock-Based Awards in the nature of purchase rights must vest over a period of not less than one year, subject to exceptions for the participant's death or Disability or in connection with a Change in Control, provided that up to 5% of the shares authorized for issuance under the Plan may provide for vesting of Options, SARs and Other Stock-Based Awards in the nature of purchase rights in less than one year.

Post-Exercise Holding Requirement

Notwithstanding any other provision of the Plan or any Agreement to the contrary, no Participant may sell, transfer or other dispose of any shares of Common Stock acquired under an Award (“net” shares acquired in case of any net exercise or withholding of shares) until the Participant has met the minimum level of ownership provided in the Company’s Stock Ownership Guidelines (which is described above under "Compensation Discussion and Analysis – Stock Ownership Guidelines"), to the extent applicable to the participant.

Limited Discretion to Accelerate

The Compensation Committee may not accelerate the time at which any Award may be exercised, become transferable or nonforfeitable or become earned and settled other than in the event of the participant's death or Disability, or in the event of a Change in Control.

Form and Timing of Payments

Payments to be made by us upon the exercise of an Option or SAR or settlement of any other Award may be made in such form as our Compensation Committee may determine and set forth in the separate agreement for the Award, including cash, shares of Common Stock, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. However, no dividends or Dividend Equivalents may be paid in connection with a performance-based Award unless and until the underlying performance conditions are achieved, and any such dividends or Dividend Equivalents will accumulate (without interest) and become payable to the participant only at the time and to the extent that the applicable Award becomes payable or nonforfeitable.

Shareholder Rights

No participant shall have any rights as a shareholder of MiMedx unless and until the Award is settled by the issuance of Common Stock (other than such rights as a shareholder to which the participant may be entitled pursuant to the specific terms of the separate agreement).

Maximum Award Period

No Award may be exercisable or become vested or payable more than 10 years after the date of grant (except that the Compensation Committee may make certain exceptions in the event the Award would expire prior to exercise, vesting or settlement because trading in shares of our Common Stock is then prohibited by law or by any insider trading policy, in which case the term of the Award may be extended until thirty (30) days after the expiration of any such prohibitions). An ISO granted to a participant who beneficially owns more than 10% of the combined voting power of MiMedx or any of our Affiliates (determined by applying certain attribution rules) or a Corresponding SAR that relates to such an ISO may not be exercisable more than five years after the date of grant.

Change in Control

Notwithstanding anything to the contrary in the Plan, in connection with a Change in Control, the Committee may accelerate the time at which an Award may be exercised, become transferable or be earned and settled on and after a Change in Control Date to the extent not exercisable, transferable and non-forfeitable or earned and payable prior to such time.

Subject in all circumstances to the foregoing, the Compensation Committee may take the following actions with respect to vested Awards:

(i)    declare that outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the Plan, whether or not then exercisable, shall terminate on the Change in Control without any payment to the holder thereof, provided the Compensation Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Options, SARs and other Stock-Based Awards in the nature of purchase rights, at least seven days before termination, to the extent then exercisable or will become exercisable as of the Change in Control);

(ii)    terminate on the Change in Control outstanding Restricted Stock Awards, RSUs, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the Plan that are not then nonforfeitable and transferable or earned and payable (and that will not become nonforfeitable and transferable or earned and payable as of the Change in Control) without any payment to the holder thereof, other than the return, if any, of the purchase price of any such Awards;

(iii)    terminate on the Change in Control outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder thereof, with respect to each share of Common Stock for which the Options, SARs and Other Stock-Based Awards in the nature of purchase rights are then exercisable (or that will become exercisable as of the Change in Control), of the excess, if any, of the fair market value on such date of the Common Stock subject to such Awards over the purchase price or initial value at the date of grant, as applicable (any Options, SARs and Other Stock-Based Awards in the nature of purchase rights that are not then exercisable and will not become exercisable on the Change in Control, and Options, SARs and Other Stock-Based Awards in the nature of purchase rights with respect to which the fair market value of the Common Stock subject to the Awards does not exceed the purchase price or initial value at the date of grant, as applicable, shall be cancelled without any payment therefor);

(iv)    terminate on the Change in Control outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Divided Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Change in Control (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Change in Control) in exchange for a payment equal to the excess of the fair market value of the shares of Common Stock subject to such Awards, or the amount of cash payable under the Awards, over any unpaid purchase price, if any, for such Awards (any such Awards that are not then nonforfeitable and transferable or earned and payable as of the Change in Control (and that will not become nonforfeitable and transferable or earned and payable as of the Change in Control) shall be cancelled without any payment therefor); or

(v)    take such other actions as the Compensation Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the outstanding Awards (which fair market value for purposes of Awards that are not then exercisable, nonforfeitable and transferable or earned and payable as of the Change in Control (and that will not become exercisable, nonforfeitable and transferable or earned and payable as of the Change in Control) or with respect to which the fair market value of the Common Stock subject to the Awards does not exceed the purchase price or initial value at the date of grant, as applicable, shall be deemed to be zero).

The payments described above may be made in any manner the Compensation Committee determines, including in cash, stock or other property. The Compensation Committee may take the actions described above with respect to Awards that are not then exercisable, nonforfeitable and transferable or earned and payable or with respect to which the fair market value of the Common Stock subject to the Awards does not exceed the purchase price or initial value at the date of grant, as applicable even though the participant will receive any payments therefor. The Compensation Committee in its discretion may take any of the actions described in this section contingent on consummation of the Change in Control, and such actions need not be uniform with respect to all outstanding Awards or participants. However, outstanding Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable agreement.

Compliance with Applicable Law

No Award shall become exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax, withholding and securities laws), any listing agreement with any stock exchange to which we are a party and the rules of all domestic stock exchanges on which our shares may be listed.

Amendment and Termination of Plan

Our Board of Directors may amend or terminate the Plan at any time; provided, however, that no amendment may adversely impair the rights of a participant with respect to outstanding Awards without the participant's consent. An amendment will be contingent on approval of our shareholders, to the extent required by law, any tax or regulatory requirement, by the rules of any stock exchange on which our securities are then traded or if the amendment would (a) increase the benefits accruing to Plan participants, (b) increase the aggregate number of shares of Common Stock issuable under the Plan, (c) modify the eligibility requirements of the Plan, or (d) change the performance criteria set forth in the Plan for performance-based awards. Additionally, to the extent our Board of Directors deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), our Board of Directors will submit the material terms of the stated performance conditions to our shareholders for approval no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders previously approved the performance conditions.

Forfeiture Provisions; No Repricings

Awards do not confer upon any individual any right to continue in the employ of or service to MiMedx or any of our Affiliates. All rights to any Award that a participant has will be immediately forfeited if the participant is discharged from employment or service for "Cause" (as defined in the Plan). Except to the extent approved by our shareholders, the Plan does not permit (a) any decrease in the exercise price or base value of any outstanding Awards, (b) the issuance of any replacement Options, SARs or Stock-Based Awards in the nature of purchase rights, which shall be deemed to occur if a participant agrees to forfeit an existing Option, SAR or Stock-Based Award in the nature of purchase rights in exchange for a new Option, SAR or Stock-Based Award in the nature of purchase rights with a lower exercise price or base value, (c) us to repurchase underwater or out-of-the-money Options, SARs or Stock-Based Awards in the nature of purchase rights, which shall be deemed to be those Options, SARs or Stock-Based Awards in the nature of purchase rights with exercise prices or base values in excess of the current fair market value of the shares of Common Stock underlying the Option, SAR or Stock-Based Award in the nature of purchase rights, (d) us to issue any replacement or substitute Awards, or pay cash in exchange, for underwater or out-of-the-money Options, SARs or Stock-Based Awards in the nature of purchase rights, (e) us to repurchase any Awards under the Plan prior to the time the Award becomes exercisable, vested or payable or (f) any other action that is treated as a "repricing" under generally accepted accounting principles.

Federal Income Tax Consequences

The following discussion summarizes the principal federal income tax consequences associated with Awards under the Plan. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

ISOs

A participant will not recognize taxable income on the grant or exercise of an ISO (although the excess of the fair market value of the shares over the exercise price at the time of exercise may result in payment of the alternative minimum tax). A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant's tax basis in the shares of Common Stock. A participant's tax basis in the Common Stock generally will be the amount the participant paid for the stock. If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. Special rules apply if a participant pays the exercise price by delivery of Common Stock.

We will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs

A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired over the exercise price. A participant's tax basis in the Common Stock is the amount paid plus any amounts included in income on exercise. Special rules apply if a participant pays the exercise price by delivery of Common Stock. The exercise of a NQSO generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

SARs
A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the Common Stock that he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Restricted Stock Awards

A participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date over the purchase price, if any, paid for the Restricted Stock Award. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special "83(b) election" to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant's tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

RSUs

The participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the fair market value of the Common Stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

Incentive Awards

A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the Award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the Common Stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Stock-Based Awards

A participant will recognize ordinary income on receipt of cash or shares of Common Stock paid with respect to a Stock-Based Award. We generally will be entitled to a federal tax deduction equal to the amount of ordinary income the participant recognizes.

Dividend Equivalents

A participant will recognize as ordinary income the amount of cash and the fair market value of any Common Stock he or she receives on payment of the Dividend Equivalents. To the extent the Dividend Equivalents are paid in the form of other Awards, the participant will recognize income as otherwise described herein.

Limitation on Deductions

The deduction by a publicly-held corporation for otherwise deductible compensation to a "covered employee" generally is limited to $1 million per year. An individual is a covered employee if he or she is the Chief Executive Officer or one of the three highest compensated officers for the year (other than the Chief Executive Officer or Chief Financial Officer). The $1 million limit does not apply to compensation payable solely because of the attainment of performance conditions that meet the requirements set forth in Section 162(m) of the Code and the regulations thereunder. Compensation is considered "qualified performance-based compensation" only if (a) it is paid solely on the achievement of one or more performance conditions; (b) a committee consisting solely of two or more "outside directors," such as our Compensation Committee, sets the performance conditions; (c) before payment, the material terms under which the compensation is to be paid, including the performance conditions, are disclosed to, and approved by, the shareholders and (d) before payment, our Compensation Committee certifies in writing that the performance conditions have been met. The Plan has been designed to enable our Compensation Committee to structure awards that are intended to meet the requirements for qualified performance-based compensation that would not be subject to the $1 million per year deduction limit. While approval of the Plan by shareholders will enable us to grant awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), we believe that it is in our best interests and the interests of our shareholders to maintain the flexibility also to grant awards that are not intended to qualify as “performance-based compensation”, as determined in the discretion of the Compensation Committee.

Other Tax Rules

The Plan is designed to enable our Compensation Committee to structure Awards that are intended to not be subject to Code Section 409A, which imposes certain restrictions and requirements on deferred compensation. However, our Compensation Committee may grant Awards that are intended to be subject to Code Section 409A. In that case, the terms of such 409A Award will be (a) subject to the deferral election requirements of Section 409A; and (b) may only be paid upon a separation from service, a set time, death, disability, a change in control or an unforeseeable emergency, each within the meanings of Section 409A. Our Compensation Committee shall not have the authority to accelerate or defer a 409A Award other than as permitted by Code Section 409A. Moreover, any payment on a separation from service of a "Specified Employee" (as defined in the Plan) will not be made until six months following the participant's separation from service (or upon the participant's death, if earlier) as required by Code Section 409A.

New Plan Benefits

The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of the Compensation Committee and future awards and the individuals who may receive them have not been determined.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2016 EQUITY AND CASH INCENTIVE PLAN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(PROPOSAL 3)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that the Company’s shareholders have the opportunity to cast a non-binding advisory vote approving the compensation of the Company’s executive officers who are named in the Summary Compensation Table contained in this proxy statement whom we refer to as our “named executive officers.” We have disclosed the compensation of our named executive officers pursuant to rules adopted by the SEC.

The Company has determined that its shareholders should vote on a Say-on-Pay proposal every three years, consistent with the recommendation of the Board and the preference expressed by the Company’s shareholders in the advisory vote taken at the 2013 Annual Meeting of Shareholders. At the 2013 Annual Meeting, the Company's last Say-on-Pay Vote, the shareholders approved the Company’s Say-on-Pay Proposal with approximately 96% of the votes cast in favor of the proposal. This strong support from our shareholders confirms our belief that our compensation programs are reasonable, effectively designed and continue to be aligned with the interests of our shareholders.

As we describe in detail in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative discussion contained in this proxy statement, we have designed our executive compensation programs to drive our long-term success and increase shareholder value. We use our executive compensation programs to provide compensation that will (i) attract and retain our named executive officers, (ii) encourage our named executive officers to perform at their highest levels by directly linking a material portion of their total compensation with key Company financial and operational performance objectives, and (iii) directly align our executive compensation with shareholders’ interests through the grants of equity-based incentive awards.
Our Compensation Committee has overseen the development and implementation of our executive compensation programs using these core compensation principles as a guide. Our Compensation Committee also continuously reviews, evaluates and updates our executive compensation programs as needed to ensure that we continue to provide competitive compensation that motivates our named executive officers to perform at their highest levels while simultaneously increasing long-term shareholder value. We highlight the following aspects of our executive pay program that we believe reflect sound governance and effective program design:
•All compensation decisions affecting Named Executive Officers are made by an independent and active Compensation Committee;
•A pay philosophy that seeks to 1) emphasize variable/at-risk over fixed compensation to better align the Named Executive Officer’s financial interest with that of the shareholders, and 2) establish the mix of fixed versus at-risk compensation such that the Named Executive Officers with the greatest impact and influence on the Company’s financial, operational and strategic successes have the greater proportion of the compensation at risk;
•A mix of compensation components that seeks to provide both short-term and long-term incentives;
•Thorough compensation benchmarking and analysis of publicly-available compensation data, as well as pay practices and policies of comparable executive positions within appropriate peer group companies in comparison to the Company’s Named Executive Officers;
•Short-term incentive opportunities tied to a balanced performance measurement system that includes top line growth (Revenue), operating income (Adjusted EBITDA) and individual performance metrics;
•Incentive plan features and performance measures that are designed to minimize undue risk taking;
•Compensation Committee considers the impact of tax deductibility when implementing executive compensation programs;
•Change-in-Control agreements that require a “double-trigger” (Change-in-Control plus actual separation) for separation payments; and
•Minimal executive perquisites or other enhanced benefits for executives.

This advisory shareholder vote, commonly referred to as a “Say-on-Pay” vote, gives you as a shareholder the opportunity to approve or not approve the compensation of our named executive officers that is disclosed in this proxy statement by voting for or against the following resolution (or by abstaining with respect to the resolution):
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement in accordance with the compensation disclosure requirements of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and the related narrative disclosures herein, is hereby APPROVED.
Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, our Compensation Committee will take into account the outcome of the shareholder vote on this proposal when considering future executive compensation decisions and arrangements.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT IN ACCORDANCE WITH THE COMPENSATION DISCLOSURE REQUIREMENTS OF THE SECURITIES EXCHANGE COMMISSION INCLUDING IN COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURES

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 4)

Independent Registered Public Accounting Firm For 2016

The Board of Directors, upon the recommendation of its Audit Committee, has selected Cherry Bekaert LLP, to audit our accounts for the fiscal year ending December 31, 2016. Cherry Bekaert LLP has reported that none of its members has any direct financial interest or material indirect financial interest in us. Currently, our Audit Committee is composed of Mr. Dewberry, Mr. Papasan, Mr. Bleser and Mr. Evans and has responsibility for recommending the selection of our independent registered public accounting firm.

The Audit Committee’s pre-approval process for non-audit and audit-related services may be found in the charter of the Audit Committee and are described below.

Representatives of Cherry Bekaert LLP, are expected to be present at the Annual Meeting of Shareholders. These representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Firm Fee Summary

The following table presents fees billed for professional audit services rendered by Cherry Bekaert LLP, the Company's independent registered public accounting firm, for the audit of the Company's annual financial statements for the year ended December 31, 2015, and December 31, 2014, and fees billed for other services rendered by Cherry Bekaert LLP, during these periods.

	Fiscal Year end December 31, 2015	Fiscal Year end December 31, 2014
Audit Fees	$285,000	$260,000
Audit - related Fees	$15,000	$15,000

Audit Fees. This category includes fees for (i) the audit of the Company's annual financial statements and review of financial statements included in its quarterly reports on Form 10-Q; and (ii) services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant periods described above.

Audit-related Fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” The fees noted here were related to the audit of the Company's 401K plan.

Audit Committee Pre-Approval Policy

The Audit Committee has responsibility for the appointment, retention and oversight of the work of the Company's independent auditors, to recommend their selection and engagement, and to review and approve in advance all non-audit related work performed by the Company's independent registered public accounting firm prior to the performance of each such service. The Audit Committee also is required to establish formal policies and procedures for the engagement of the independent auditors to provide permitted non-audit services. The Audit Committee gave its prior approval to all services provided by the Company's independent auditors in fiscal 2015 and 2014. The Audit Committee has determined that the provision of services by Cherry Bekaert LLP is compatible with maintaining the independence of the independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any previous or future filing by the Company under the Securities Act of 1933 or the Exchange Act of 1934 except to the extent that the Company incorporates it by specific reference.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes.

Review and Discussions with Management. The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2015, and the unaudited financial statements for the quarters ended March 31, June 30 and September 30, 2015 and the system of internal controls designed to provide reasonable assurance regarding compliance with accounting standards and applicable laws with our management.

Review and Discussion with Independent Registered Public Accounting Firm. The Audit Committee has reviewed and discussed with Cherry Bekaert LLP, our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity, in all material respects, of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by standards of the Public Company Accounting Oversight Board (PCAOB). In addition, the Audit Committee has received the written disclosures and the letter from Cherry Bekaert LLP required by the PCAOB.

Conclusion. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors
J. Terry Dewberry, Chairman
Joseph G. Bleser
Larry W. Papasan
Charles Evans

DEADLINE FOR SHAREHOLDER PROPOSALS

Proposals of shareholders intended for inclusion in our proxy statement relating to the 2016 Annual Meeting of Shareholders must be received at our offices (addressed to the attention of the Corporate Secretary) not later than December 13, 2016. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Pursuant to the Company's bylaws, any shareholder proposal not included in the proxy materials we disseminate for our 2017 Annual Meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act will be considered untimely for the purposes of Rules 14a-4 and 14a-5 under the Exchange Act if notice of the proposal is received after January 18, 2017. Management proxies will be authorized to exercise discretionary authority with respect to any shareholder proposal not included in our proxy materials unless (a) we receive notice of such proposal by January 18, 2017 (unless the date of the 2017 Annual Meeting is changed more than 30 days from the date of the 2016 Annual Meeting, upon which the notice must be received no later than the close of business on the tenth day following the day on which the notice of the 2017 Annual Meeting was mailed or public disclosure of the meeting was made whichever occurs first), and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

ADDITIONAL INFORMATION

Management knows of no matters that are to be presented for action at the Annual Meeting of Shareholders other than those set forth above. If any other matters properly come before the Annual Meeting of Shareholders, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

We will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of our proxy statement to beneficial owners of common stock held in their names and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015, and our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2015, as filed with the Securities and Exchange Commission, will be sent to any shareholder without charge upon written request addressed to:

Michael J. Senken
MiMedx Group, Inc.
1775 West Oak Commons Court, NE
Marietta, Georgia 30062

By order of the Board of Directors,

/s/ Parker H. Petit
Parker H. Petit
Chairman and Chief Executive Officer
April 12, 2016

APPENDIX A

 MIMEDX GROUP, INC.
2016 EQUITY AND CASH INCENTIVE PLAN

TABLE OF CONTENTS
Page

ARTICLE I	DEFINITIONS 1

1.01	409A Award 1

1.02	Affiliate 1

1.03	Agreement 1

1.04	Award 1

1.05	Board 1

1.06	Cause 1

1.07	Change in Control 2

1.08	Code 2

1.09	Committee 3

1.10	Common Stock 3

1.11	Company 3

1.12	Control Change Date 3

1.13	Corresponding SAR 3

1.14	Disability 3

1.15	Dividend Equivalent 3

1.16	Exchange Act 3

1.17	Fair Market Value 3

1.18	Full Value Award 4

1.19	Incentive Award 4

1.20	Incumbent Board 4

1.21	Independent Contractor 4

1.22	Initial Value 4

1.23	Named Executive Officer 4

1.24	Non-409A Award 4

1.25	Option 4

1.26	Other Stock-Based Award 5

1.27	Participant 5

1.28	Plan 5

1.29	Person 5

1.30	Prior Incentive Plan 5

1.31	Restricted Stock Award 5

1.32	Restricted Stock Unit 5

1.33	Retirement 5

1.34	SAR 5

1.35	Ten Percent Shareholder 6

1.36	Termination Date 6

ARTICLE II	PURPOSES 6

ARTICLE III	TYPES OF AWARDS 6

ARTICLE IV	ADMINISTRATION 6

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4.01	General Administration 6

4.02	Limited Discretion to Accelerate; Treatment of Awards in Connection
with a Change in Control                            7

4.03	Delegation of Authority 7

4.04	Indemnification of Committee 7
ARTICLE V    ELIGIBILITY                                    8

ARTICLE VI	COMMON STOCK SUBJECT TO PLAN 8

6.01	Common Stock Issued 8

6.02	Aggregate Limit 8

6.03	Individual Limit 9

ARTICLE VII	OPTIONS 10

7.01	Grant 10

7.02	Option Price 10

7.03	Maximum Term of Option 10

7.04	Exercise 10

7.05	Payment 11

7.06	Stockholder Rights 11

7.07	Disposition of Shares 11

7.08	No Liability of Company 11

7.09	Effect of Termination Date on Options 11

ARTICLE VIII	SARS 12

8.01	Grant 12

8.02	Maximum Term of SAR 12

8.03	Exercise 12

8.04	Settlement 13

8.05	Stockholder Rights 13

8.06	Effect of Termination Date on SARs 13

ARTICLE IX	RESTRICTED STOCK AWARDS 14

9.01	Award 14

9.02	Payment 14

9.03	Vesting 14

9.04	Maximum Restriction Period 14

9.05	Stockholder Rights 14

ARTICLE X	RESTRICTED STOCK UNITS 15

10.01	Grant 15

10.02	Earning the Award 15

10.03	Maximum Restricted Stock Unit Award Period 15

10.04	Payment 15

10.05	Stockholder Rights 15

ARTICLE XI	INCENTIVE AWARDS 16

11.01	Grant 16

11.02	Earning the Award 16

11.03	Maximum Incentive Award Period 16

11.04	Payment 16

11.05	Stockholder Rights 16

ARTICLE XII	OTHER STOCK-BASED AWARDS 17

12.01	Other Stock-Based Awards 17

12.02	Bonus Stock and Awards in Lieu of Other Obligations 17

12.03	Effect of Termination Date on Other Stock-Based Awards 17

ARTICLE XIII	DIVIDEND EQUIVALENTS 18

ARTICLE XIV	TERMS APPLICABLE TO ALL AWARDS 18

14.01	Written Agreement 18

14.02	Nontransferability 18

14.03	Transferable Awards 19

14.04	Participant Status 19

14.05	Change in Control 20

14.06	Stand-Alone, Additional, Tandem and Substitute Awards 21

14.07	Form and Timing of Payment; Deferrals 21

14.08	Time and Method of Exercise; Minimum Vesting Requirement 21

ARTICLE XV	QUALIFIED PERFORMANCE-BASED COMPENSATION 22

15.01	Performance Conditions 22

15.02	Establishing the Amount of the Award 23

15.03	Earning the Award 23

15.04	Performance Awards 24

ARTICLE XVI	ADJUSTMENT UPON CHANGE IN COMMON STOCK 24

16.01	General Adjustments 24

16.02	No Adjustments 24

16.03	Substitute Awards 24

16.04	Limitation on Adjustments 25

ARTICLE XVII	COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY
BODIES                                    25

17.01	Compliance 25

17.02	Postponement of Exercise or Payment 25

17.03	Forfeiture of Payment 26

ARTICLE XVIII	LIMITATION ON BENEFITS 26

ARTICLE XIX	GENERAL PROVISIONS 27

19.01	Effect on Employment and Service 27

19.02	Unfunded Plan 27

19.03	Rules of Construction 27

19.04	Tax Withholding and Reporting 27

19.05	Code Section 83(b) Election 28

19.06	Reservation of Shares 28

19.07	Governing Law 28

19.08	Other Actions 28

19.09	Repurchase of Common Stock 28

19.10	Other Conditions 29

19.11	Forfeiture Provisions 29

19.12	Legends; Payment of Expenses 29

19.13	Repricing of Awards 29

19.14	Right of Setoff 30

19.15	Fractional Shares 30

19.16	Compensation Recoupment Policy 30

19.17	Post-Exercise Holding Requirements 30

ARTICLE XX	CLAIMS PROCEDURES 30

20.01	Initial Claim 30

20.02	Appeal of Claim 31

20.03	Time to File Suit 31

ARTICLE XXI	AMENDMENT 31

21.01	Amendment of Plan 31

21.02	Amendment of Awards 32

ARTICLE XXII	SECTION 409A PROVISION 32

22.01	Intent of Awards 32

22.02	409A Awards 32

22.03	Election Requirements 32

22.04	Time of Payment 33

22.05	Acceleration or Deferral 33

22.06	Distribution Requirements 33

22.07	Key Employee Rule 34

22.08	Distributions Upon Vesting 34

22.09	Scope and Application of this Provision 34

ARTICLE XXIII	EFFECTIVE DATE OF PLAN 34

ARTICLE XXIV	DURATION OF PLAN 34

1.01	409A Award
409A Award means an Award that is intended to be subject to Section 409A of the Code.

1.02	Affiliate
Affiliate, as it relates to any limitations or requirements with respect to incentive stock options, means any “subsidiary” or “parent” corporation (as such terms are defined in Code Section 424) of the Company. Affiliate otherwise means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

1.03	Agreement
Agreement means a written or electronic agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04	Award
Award means an Option, SAR, Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award or Dividend Equivalent granted under this Plan.

1.05	Board
Board means the Board of Directors of the Company.

1.06	Cause
Cause means “Cause” as such term is defined in any employment or service agreement between the Company or any Affiliate and the Participant except as otherwise determined by the Committee and set forth in the applicable Agreement. If no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, except as otherwise determined by the Committee and set forth in the applicable Agreement, “Cause” means (i) the Participant's willful and repeated failure to comply with the lawful directives of the Board, the Board of Directors of any Affiliate or any personnel with managerial responsibility for the Participant; (ii) any criminal act or act of fraud, dishonesty or willful misconduct by the Participant that has a material adverse effect on the property, operations, business or reputation of the Company or any Affiliate; (iii) the material breach by the Participant of the terms of any confidentiality, non-competition, non-solicitation or other agreement that the Participant has with the Company or any Affiliate; (iv) acts by the Participant of willful malfeasance or negligence in a matter of material importance to the Company or any Affiliate, (v) regular or repeated refusal or failure to perform the Participant’s duties with the Company or an Affiliate or (vi) conduct by the Participant that could have a material adverse effect on the property, operations, business or reputation of the Company or any of its Affiliates without a reasonable good faith belief that such conduct was in the best interests of the Company and its Affiliates. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant, in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Committee concludes that the situation warrants a determination that the Participant's employment or service terminated for Cause; except that, in the case of any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act, any determination that such individual’s employment terminated for Cause shall be made by the Board acting without such individual

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(if such individual is then serving on the Board). Without in any way limiting the effect of the foregoing, for the purposes of the Plan and any Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a termination for Cause.

1.07	Change in Control
Change in Control means the occurrence of any of the following events:
(a)     The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company's voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of more than fifty percent (50%) of the voting power of the Company's voting stock results from any acquisition of voting stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) by any Person pursuant to a merger, consolidation or reorganization (a "Business Combination") that would not cause a Change in Control under subsections (b), (c) or (d) below; or
(b)     Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of the voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, at least fifty percent (50%) of the then outstanding shares of common stock and at least fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company, and (ii) at least fifty percent (50%) of the members of the Board of Directors of the entity resulting from that Business Combination holding at least fifty percent (50%) of the voting power of such Board of Directors were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for that Business Combination and as a result of or in connection with such Business Combination, no Person has a right to dilute either of such percentages by appointing additional members to the Board of Directors or otherwise without election or other action by the shareholders; or
(c)     A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) above or (d) below; or
(d)     A complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) and (c) above.
Notwithstanding the foregoing, a Change in Control shall only be deemed to have occurred with respect to a Participant and the Participant’s 409A Award if the Change in Control otherwise constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code (except that, with respect to vesting of the 409A Award, Change in Control shall have the same meaning as described above).

1.08	Code
Code means the Internal Revenue Code of 1986 and any amendments thereto.

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1.09	Committee
Committee means the Compensation Committee of the Board, or the Board itself if no Compensation Committee exists. If such Compensation Committee exists, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (ii) “outside directors” within the meaning of Code Section 162(m) and (iii) independent directors under the rules of the principal stock exchange on which the Company’s securities are then traded.

1.10	Common Stock
Common Stock means the common stock of the Company, par value $0.001 per share, or such other class or kind of shares or other securities resulting from the application of Article XVI, as applicable.

1.11	Company
Company means MiMedx Group, Inc., a Florida corporation, and any successor thereto.

1.12	Control Change Date
Control Change Date means the date on which a Change in Control occurs.

1.13	Corresponding SAR
Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.14	Disability
Disability means a physical, mental or other impairment within the meaning of Section 22(e)(3) of the Code except as otherwise determined by the Committee and set forth in the applicable Agreement except that a Disability shall only be deemed to occur with respect to a Participant and the Participant's 409A Award if there is a Disability within the meaning of Section 409A of the Code where required by Section 409A of the Code.

1.15	Dividend Equivalent
Dividend Equivalent means the right, granted under the Plan, to receive cash, shares of Common Stock, other Awards or other property equal in value to all or a specified portion of dividends paid with respect to a specified number of shares of Common Stock.

1.16	Exchange Act
Exchange Act means the Securities Exchange Act of 1934, as amended.

1.17	Fair Market Value
Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee, in its discretion, shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant. Fair Market Value relating to the exercise price, Initial Value, or purchase price of any Non-409A Award that is

3

an Option, SAR or Other Stock-Based Award in the nature of purchase rights shall conform to the requirements for exempt stock rights under Code Section 409A.

1.18	Full Value Award
Full Value Award means an Award other than an Option, SAR or Other Stock-Based Award in the nature of purchase rights.

1.19	Incentive Award
Incentive Award means an Award stated with reference to a specified dollar amount or number of shares of Common Stock which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive shares of Common Stock, cash or a combination thereof from the Company or an Affiliate.

1.20	Incumbent Board
Incumbent Board means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Company's Board as of the effective date of the adoption of this Plan or (b) members who become members of the Company's Board subsequent to the date of the adoption of this Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least sixty percent (60%) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

1.21	Independent Contractor
Independent Contractor mans an independent contractor, consultant or advisor providing services to the Company or an Affiliate.

1.22	Initial Value
Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to a SAR granted independently of an Option, the amount determined by the Committee on the date of grant which shall not be less than the Fair Market Value of one share of Common Stock on the date of grant, subject to Sections 14.06 and 16.03 with respect to substitute Awards

1.23	Named Executive Officer
Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the three highest compensated officers of the Company (other than the Chief Executive Officer or the Chief Financial Officer) or is otherwise one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m).

1.24	Non-409A Award
Non-409A Award means an Award that is not intended to be subject to Section 409A of the Code.

1.25	Option
Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

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1.26	Other Stock-Based Award
Other Stock-Based Award means an Award granted to the Participant under Article XII of the Plan.

1.27	Participant
Participant means an employee of the Company or an Affiliate, a member of the Board or Board of Directors of an Affiliate (whether or not an employee), an Independent Contractor of the Company or an Affiliate and any entity which is a wholly-owned alter ego of such employee, member of the Board or Board of Directors of an Affiliate or Independent Contractor and who satisfies the requirements of Article V and is selected by the Committee to receive an Award.

1.28	Plan
Plan means this MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan, in its current form and as hereafter amended.

1.29	Person
Person means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

1.30	Prior Incentive Plan
Prior Incentive Plan means the Company's Assumed 2006 Stock Incentive Plan, as amended and restated as of February 25, 2014.

1.31	Restricted Stock Award
Restricted Stock Award means shares of Common Stock granted to a Participant under Article VIII.

1.32	Restricted Stock Unit
Restricted Stock Unit means an Award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement.

1.33	Retirement
Retirement means, as applied to any Participant, as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does contain any such definition), Retirement means retirement as determined by the Committee.

1.34	SAR
SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive cash or a number of shares of Common Stock, as determined by the Committee and set forth in the applicable Agreement, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

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1.35	Ten Percent Shareholder
Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

1.36	Termination Date
Termination Date means the day on which a Participant’s employment or service with the Company and its Affiliates terminates or is terminated.
ARTICLE II
PURPOSES
The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such Persons to participate in the future success of the Company and its Affiliates by aligning their interests with those of the Company and its stockholders.

ARTICLE III
TYPES OF AWARDS
The Plan is intended to permit the grant of Options qualifying under Code Section 422 (“incentive stock options”) and Options not so qualifying, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards and Dividend Equivalents in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan may be used for general corporate purposes.
ARTICLE IV
ADMINISTRATION

4.01	General Administration
The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the grant, exercisability, transferability, settlement and forfeitability of all or any part of an Award, among other terms. In addition, the Committee shall have complete authority to interpret all provisions of this Plan including, without limitation, the discretion to interpret any terms used in the Plan that are not defined herein; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. Unless otherwise provided by the Bylaws of the Company, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

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4.02	Limited Discretion to Accelerate; Treatment of Awards in Connection with a Change in Control
Notwithstanding anything to the contrary in the Plan, following the grant of an Award, and other than in connection with a Change in Control as described below, the Committee may not accelerate the time at which an Award may be exercised, may become transferable or nonforfeitable or be earned and settled other than in the event of the Participant’s death or Disability.
Notwithstanding anything to the contrary in the Plan, in connection with a Change in Control, the Committee may accelerate the time at which an Award may be exercised, may become transferable or nonforfeitable or be earned and settled on and after a Control Change Date to the extent not exercisable, transferable and non-forfeitable or earned and payable prior to such time.

4.03	Delegation of Authority
The Committee may act through subcommittees, in which case the subcommittee shall be subject to and have the authority hereunder applicable to the Committee, and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder. Additionally, to the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the Board or the Board of Directors of an Affiliate. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. If and to the extent deemed necessary by the Board, (a) all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Award from the short-swing profit rules of Section 16(b) of the Exchange Act and (b) all Awards granted to an individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m), to the extent necessary to preserve any deduction under Section 162(m) of the Code. An Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable Committee charters then in effect and other applicable law.

4.04	Indemnification of Committee
The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each Person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such Person in connection with or resulting from any action, claim, suit or proceeding to which such Person may be a party or in which such Person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such Person in settlement thereof, with the Company’s approval, or paid by such Person in satisfaction of any judgment in any such action, suit or proceeding against such Person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such Person if applicable law or the Company’s Certificate of Incorporation or Bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may

7

have to indemnify such Person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.
ARTICLE V
ELIGIBILITY
Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the Board of Directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or Board of Directors member is an employee), an Independent Contractor of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such employee, member of the Board or Board of Directors of an Affiliate or Independent Contractor is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such Person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Affiliate or if it is otherwise in the best interest of the Company or any Affiliate for such Person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Company and (ii) an employee of such stockholder of the Company, then, at the irrevocable election of the employing stockholder, the Person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in this Plan. An Award may be granted to a Person or entity who has been offered employment or service by the Company or an Affiliate and who would otherwise qualify as eligible to receive the Award to the extent that Person or entity commences employment or service with the Company or an Affiliate, provided that such Person or entity may not receive any payment or exercise any right relating to the Award, and the grant of the Award will be contingent, until such Person or entity has commenced employment or service with the Company or an Affiliate.
ARTICLE VI
COMMON STOCK SUBJECT TO PLAN

6.01	Common Stock Issued
Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise.

6.02	Aggregate Limit
The maximum aggregate number (the “Maximum Aggregate Number”) of shares of Common Stock that may be issued under this Plan and to which Awards may relate is the sum of (i) 5,000,000 shares of Common Stock plus (ii) that number of shares of Common Stock that remain available for issuance under the Company’s Prior Incentive Plan on the date the Plan is approved by shareholders of the Company plus (iii) that number of shares of Common Stock that are represented by awards which previously have been granted and are outstanding under the Company’s Prior Incentive Plan on the date the Plan is approved by shareholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Awards not involving shares of Common Stock, without the issuance of the underlying shares of Common Stock. The Maximum Aggregate Number of shares of Common Stock that may be issued under the Plan may be issued pursuant to (i) Options, SARs or Other Stock Based Awards in the nature of purchase rights, (ii) Full Value Awards or (iii) any combination thereof. To the extent shares of Common Stock not issued under an Option must be counted against this limit as a condition to satisfying the rules applicable to

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incentive stock options, such rule shall apply to the limit on incentive stock options granted under the Plan. Shares of Common Stock covered by an Award generally shall only be counted as used to the extent they are actually used. Except as set forth below, a share of Common Stock issued in connection with any Award under the Plan shall reduce the Maximum Aggregate Number of shares of Common Stock available for issuance under the Plan by one; provided, however, that a share of Common Stock covered under a stock-settled SAR shall reduce the Maximum Aggregate Number of shares of Common Stock available for issuance under the Plan by one even though the shares of Common Stock are not actually issued in connection with settlement of the stock-settled SAR.
Except as otherwise provided herein, any shares of Common Stock related to an Award which terminates by expiration, forfeiture, cancellation or otherwise without issuance of shares of Common Stock, which is settled in cash in lieu of Common Stock or which is exchanged, with the Committee’s permission, prior to the issuance of shares of Common Stock, for Awards not involving shares of Common Stock shall again be available for issuance under the Plan. The treatment of Awards contemplated by the immediately preceding clause shall also apply to any awards which previously have been granted and are outstanding under the Company’s Prior Incentive Plan on the date the Plan is approved by shareholders of the Company.
The following shares of Common Stock, however, may not again be made available for issuance as Awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an Award, (ii) shares of Common Stock tendered or withheld to pay the exercise price, purchase price or withholding taxes relating to an Award or (iii) shares of Common Stock repurchased on the open market with the proceeds of the purchase price of an Award. The treatment of Awards contemplated by the immediately preceding clause shall also apply to any awards which previously have been granted and are outstanding under the Company’s Prior Incentive Plan on the date the Plan is approved by shareholders of the Company.
The Maximum Aggregate Number of shares of Common Stock that may be issued under the Plan shall be subject to adjustment as provided in Article XVI, provided, however, that (i) substitute Awards granted under Section 16.03 shall not reduce the shares of Common Stock otherwise available under the Plan (to the extent permitted by applicable stock exchange rules) and (ii) available shares of stock under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock otherwise available under the Plan (subject to applicable stock exchange requirements). Upon the date the Plan is approved by the Company’s shareholders, no further Awards shall be granted under the Company’s Prior Incentive Plan.

6.03	Individual Limit
The maximum number of shares of Common Stock that may be covered by Options, SARs or other Stock-Based Awards in the nature of purchase rights granted to any one Participant during any calendar year shall be 1,000,000 shares of Common Stock. For purposes of the foregoing limit, an Option and its corresponding SAR shall be treated as a single Award. For Full Value Awards that are denominated in shares of Common Stock and intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, no more than 1,000,000 shares of Common Stock may be subject to any such Full Value Awards granted to any one Participant during any calendar year (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided, however, that if the Full Value Award is denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash. For any Awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and are stated with reference to a specified dollar limit, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month performance period shall equal $2,000,000 (prorated up or down for performance periods that are greater or

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lesser than twelve (12) months); provided, however, that if the Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock. If an Award that a Participant holds is cancelled or subject to a repricing within the meaning of the regulations under Code Section 162(m) (after shareholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Common Stock for which Awards may be granted to the Participant in any calendar year as required under Code Section 162(m). In addition to the limits set forth herein, (i) the maximum number of shares of Common Stock that may be covered by Awards stated with reference to a specific number of shares of Common Stock and granted to any one Participant in connection with the Participant's service as a member of the Board during any calendar year shall be 125,000 shares of Common Stock and (ii) for Awards stated with reference to a specific dollar amount, the maximum amount that may be earned and become payable to any one Participant in connection with the Participant's service as a member of the Board for any consecutive twelve (12)-month period shall equal $300,000 (prorated up or down for periods that are greater or lesser than twelve (12) months), in each case applied as described above for the other individual limitations. The maximum number of shares that may be granted in any calendar year to any Participant under the above limits shall be subject to adjustment as provided in Article XVI.
ARTICLE VII
OPTIONS

7.01	Grant
Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an incentive stock option or a nonqualified stock option. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or an Affiliate. An Option may be granted with or without a Corresponding SAR.

7.02	Option Price
The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted, subject to Sections 14.06 and 16.03 with respect to substitute Awards. However, if at the time of grant of an Option that is intended to be an incentive stock option, the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise of such Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

7.03	Maximum Term of Option
The maximum time period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted (or five (5) years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Shareholder).

7.04	Exercise
Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding the

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limit set forth under Code Section 422(d) (currently $100,000). If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of the Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

7.05	Payment
Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (a) by surrendering (actually or by attestation) shares of Common Stock to the Company that the Participant already owns; (b) by a cashless exercise through a broker; (c) by means of a “net exercise” procedure; (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

7.06	Stockholder Rights
No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option and the issuance of the shares of Common Stock.

7.07	Disposition of Shares
A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was designated an incentive stock option if such sale or disposition occurs (a) within two (2) years of the grant of an Option or (b) within one (1) year of the issuance of shares of Common Stock to the Participant (subject to any changes in such time periods as set forth in Code Section 422(a)). Such notice shall be in writing and directed to the Secretary of the Company.

7.08	No Liability of Company
The Company shall not be liable to any Participant or any other Person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an incentive stock option and granted hereunder does not qualify as an incentive stock option.

7.09	Effect of Termination Date on Options
Subject to rules established by the Committee and unless otherwise provided in an Agreement:
(a)    If a Participant incurs a Termination Date due to death, Disability or Retirement, any unexercised Option granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Option, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option that remains unexercised after the expiration of such period, regardless of whether such portion of the Option is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
(b)    If a Participant incurs a termination of service or employment by the Company and its Affiliates involuntarily and without Cause in contemplation of or within twelve (12) months after a Change in Control, any unexercised Option granted to the Participant may thereafter be exercised by the Participant (or, where

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appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of six (6) months after the Termination Date or (ii) until the expiration of the stated term of the Option, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option that remains unexercised after the expiration of such period, regardless of whether such portion of the Option is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
(c)    If a Participant incurs a Termination Date for any reason, other than death, Disability or Retirement, other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause in contemplation of or within twelve (12) months after a Change in Control and other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and with Cause, any unexercised Option granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of three (3) months after the Termination Date or (ii) until the expiration of the stated term of the Option, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Option that remains unexercised after the expiration of such period, regardless of whether such portion of the Option is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
ARTICLE VIII
SARS

8.01	Grant
Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

8.02	Maximum Term of SAR
The maximum term of a SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten (10) years from the date such SAR was granted (or five (5) years for a Corresponding SAR that is related to an incentive stock option and that is granted to a Ten Percent Shareholder). No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

8.03	Exercise
Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a SAR may be exercised only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR and a Corresponding SAR may be exercised only to the extent that the related Option is exercisable. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

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8.04	Settlement
The amount payable to the Participant by the Company as a result of the exercise of a SAR shall be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

8.05	Stockholder Rights
No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

8.06	Effect of Termination Date on SARs
Subject to rules established by the Committee and unless otherwise provided in an Agreement:
(a)    If a Participant incurs a Termination Date due to death, Disability or Retirement, any unexercised SAR granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the SAR, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the SAR that remains unexercised after the expiration of such period, regardless of whether such portion of the SAR is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
(b)    If a Participant incurs a termination of service or employment by the Company and its Affiliates involuntarily and without Cause in contemplation of or within twelve (12) months after a Change in Control, any unexercised SAR granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of six (6) months after the Termination Date or (ii) until the expiration of the stated term of the SAR, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the SAR that remains unexercised after the expiration of such period, regardless of whether such portion of the SAR is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
(c)    If a Participant incurs a Termination Date for any reason, other than death, Disability or Retirement, other than as the result of the termination of service or employment by the Company and its Affiliates involuntarily and without Cause in contemplation of or within twelve (12) months after a Change in Control and other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and with Cause, any unexercised SAR granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of three (3) months after the Termination Date or (ii) until the expiration of the stated term of the SAR, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the SAR that remains unexercised after the expiration of such period, regardless of whether such portion of the SAR is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

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ARTICLE IX
RESTRICTED STOCK AWARDS

9.01	Award
Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a Restricted Stock Award is to be granted, and will specify the number of shares of Common Stock covered by such grant and the price, if any, to be paid for each share of Common Stock covered by the grant.

9.02	Payment
Unless the Agreement provides otherwise, if the Participant must pay for a Restricted Stock Award, payment of the Award shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the purchase price (i) by surrendering (actually or by attestation) shares of Common Stock to the Company the Participant already owns, (ii) by means of a “net exercise procedure” by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Restricted Stock Award, (iii) by such other medium of payment as the Committee in its discretion shall authorize or (iv) by any combination of the foregoing methods of payment. If Common Stock is used to pay all or part of the purchase price, the sum of cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Common Stock surrendered must not be less than the purchase price of the Restricted Stock Award. A Participant’s rights in a Restricted Stock Award may be subject to repurchase upon specified events as determined by the Committee and set forth in the Agreement.

9.03	Vesting
The Committee, on the date of grant may, but need not, prescribe that a Participant’s rights in the Restricted Stock Award shall be forfeitable and nontransferable for a period of time or subject to such conditions as may be set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Awards that are nonforfeitable and transferable immediately upon grant. Notwithstanding the preceding sentences, if and to the extent deemed necessary by the Committee, Restricted Stock Awards granted to Named Executive Officers shall be forfeitable and nontransferable subject to attainment of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Restricted Stock Award to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m). A Restricted Stock Award can only become nonforfeitable and transferable during the Participant’s lifetime in the hands of the Participant.

9.04	Maximum Restriction Period
To the extent the Participant’s rights in a Restricted Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten (10) years from the date of grant.

9.05	Stockholder Rights
The Committee, on the date of grant of the Restricted Stock Award, shall determine whether the Participant will have any rights as a stockholder with respect to a Restricted Stock Award, including the right to receive dividends and/or vote the shares while they may be forfeited and are nontransferable; provided, however, that during such period (a) a Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of shares granted pursuant to a Restricted Stock Award, (b) the Company shall retain custody of any certificates evidencing shares granted pursuant to a Restricted Stock Award and (c) the

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Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Restricted Stock Award. In lieu of retaining custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, the shares of Common Stock granted pursuant to the Restricted Stock Award may, in the Committee’s discretion, be held in escrow by the Company or recorded as outstanding by notation on the stock records of the Company until the Participant’s interest in such shares of Common Stock vest. Notwithstanding the preceding sentences, but subject to Section 14.07 below, if and to the extent deemed necessary by the Committee, dividends payable with respect to Restricted Stock Awards may accumulate (without interest) and become payable in cash or in shares of Common Stock to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. The limitations set forth in the preceding sentences shall not apply after the shares granted under the Restricted Stock Award are transferable and are no longer forfeitable.
ARTICLE X
RESTRICTED STOCK UNITS

10.01	Grant
Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a grant of Restricted Stock Units is to be made and will specify the number of shares covered by such grant.

10.02	Earning the Award
The Committee, on the date of grant of the Restricted Stock Units, shall prescribe that the Restricted Stock Units will be earned and become payable subject to such conditions as are set forth in the Agreement. If and to the extent deemed necessary by the Committee, Restricted Stock Units granted to Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Restricted Stock Units to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

10.03	Maximum Restricted Stock Unit Award Period
The Committee, on the date of grant, shall determine the maximum period over which Restricted Stock Units may be earned, except that such period shall not exceed ten (10) years from the date of grant.

10.04	Payment
The amount payable to the Participant by the Company when an Award of Restricted Stock Units is earned shall be settled by the issuance of one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) for each Restricted Stock Unit that is earned. A fractional share of Common Stock shall not be deliverable when an Award of Restricted Stock Units is earned, but a cash payment will be made in lieu thereof.

10.05	Stockholder Rights
No Participant shall, as a result of receiving a grant of Restricted Stock Units, have any rights as a stockholder until and then only to the extent that the Restricted Stock Units are earned and settled in shares of Common Stock. However, notwithstanding the foregoing, the Committee, in its sole discretion, may set forth in the Agreement that, for so long as the Participant holds any Restricted Stock Units, if the Company pays any cash dividends on its Common Stock, then (a) the Company may pay the Participant in cash for each outstanding Restricted Stock Unit covered by the Agreement as of the record date of such dividend, less any required withholdings, the per share amount of such dividend or (b) the number of outstanding Restricted Stock Units covered by the Agreement may be increased by the number of Restricted Stock Units,

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rounded down to the nearest whole number, equal to (i) the product of the number of the Participant’s outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend. In the event additional Restricted Stock Units are Awarded, such Restricted Stock Units shall be subject to the same terms and conditions set forth in the Plan and the Agreement as the outstanding Restricted Stock Units with respect to which they were granted. Notwithstanding the preceding sentences, but subject to Section 14.07 below, if and to the extent deemed necessary to the Committee, dividends payable with respect to Restricted Stock Units may accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Units to which the dividends relate has become earned and payable. The limitations set forth in the preceding sentences shall not apply after the Restricted Stock Units become earned and payable and shares are issued thereunder.
ARTICLE XI
INCENTIVE AWARDS

11.01	Grant
Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom Incentive Awards are to be granted. All Incentive Awards shall be determined exclusively by the Committee under the procedures established by the Committee.

11.02	Earning the Award
Subject to the Plan, the Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant, including, without limitation, whether the Participant to be entitled to payment must be employed or providing services to the Company or an Affiliate at the time the Incentive Award is to be paid. If and to the extent deemed necessary by the Committee, Incentive Awards granted to Named Executive Officers shall be earned and become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable the Incentive Awards to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

11.03	Maximum Incentive Award Period
The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten (10) years from the date of grant.

11.04	Payment
The amount payable to the Participant by the Company when an Incentive Award is earned may be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. A fractional share of Common Stock shall not be deliverable when an Incentive Award is earned, but a cash payment will be made in lieu thereof.

11.05	Stockholder Rights
No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or any Affiliate on account of such Incentive Award, unless and then only to the extent that the Incentive Award is earned and settled in shares of Common Stock.

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ARTICLE XII
OTHER STOCK-BASED AWARDS

12.01	Other Stock-Based Awards
The Committee is authorized, subject to limitations under applicable law, to grant to a Participant such other Awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on shares of Common Stock, including, without limitation, convertible or exchangeable securities, and other rights convertible or exchangeable into shares of Common Stock or the cash value of shares of Common Stock. The Committee shall determine the terms and conditions of any such Other Stock-Based Awards. Common Stock delivered pursuant to an Other Stock-Based Award in the nature of purchase rights (“Purchase Right Award”) shall be purchased for such consideration not less than the Fair Market Value of the shares of Common Stock as of the date the Other Stock-Based Award is granted (subject to Sections 14.06 and 16.03 with respect to substitute Awards), and may be paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, notes or other property, as the Committee shall determine. The maximum time period in which an Other Stock-Based Award in the nature of purchase rights may be exercised shall be determined by the Committee on the date of grant, except that no Other Stock-Based Award in the nature of purchase rights shall be exercisable after the expiration of ten (10) years from the date such Other Stock-Based Award was granted. Cash Awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Plan.

12.02	Bonus Stock and Awards in Lieu of Other Obligations
The Committee also is authorized (i) to grant to a Participant shares of Common Stock as a bonus, (ii) to grant shares of Common Stock or other Awards in lieu of other obligations of the Company or any Affiliate to pay cash or to deliver other property under this Plan or under any other plans or compensatory arrangements of the Company or any Affiliate, (iii) to use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, and (iv) subject to Section 19.13 below, to grant as alternatives to or replacements of Awards granted or outstanding under the Plan or any other plan or arrangement of the Company or any Affiliate, subject to such terms as shall be determined by the Committee and the overall limitation on the number of shares of Common Stock that may be issued under the Plan. Notwithstanding any other provision hereof, shares of Common Stock or other securities delivered to a Participant pursuant to a purchase right granted under this Plan shall be purchased for consideration, the Fair Market Value of which shall not be less than the Fair Market Value of such shares of Common Stock or other securities as of the date such purchase right is granted.

12.03	Effect of Termination Date on Other Stock-Based Awards
Subject to rules established by the Committee and unless otherwise provided in an Agreement:
(a)    If a Participant incurs a Termination Date due to death, Disability or Retirement, any unexercised Other Stock-Based Award in the nature of purchase rights may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Other Stock-Based Award in the nature of purchase rights that remains unexercised after the expiration of such period, regardless of whether such portion of the Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

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(b)    If a Participant incurs a termination of service or employment by the Company and its Affiliates involuntarily and without Cause in contemplation of or within twelve (12) months after a Change in Control, any unexercised Other Stock-Based Award in the nature of purchase rights may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of six (6) months after the Termination Date or (ii) until the expiration of the stated term of the Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Other Stock-Based Award in the nature of purchase rights that remains unexercised after the expiration of such period, regardless of whether such portion of the Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
(c)    If a Participant incurs a Termination Date for any reason, other than death, Disability or Retirement, other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause in contemplation of or within twelve (12) months after a Change in Control and other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and with Cause, any unexercised Other Stock-Based Award in the nature of purchase rights may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent it was exercisable as of the Termination Date, (i) for a period of three (3) months after the Termination Date or (ii) until the expiration of the stated term of the Other Stock-Based Award in the nature of purchase rights, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Other Stock-Based Award in the nature of purchase rights that remains unexercised after the expiration of such period, regardless of whether such portion of the Other Stock-Based Award in the nature of purchase rights is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.
ARTICLE XIII
DIVIDEND EQUIVALENTS
The Committee is authorized to grant Dividend Equivalents to a Participant which may be awarded on a free-standing basis or in connection with another Award. Subject to Section 14.07 below, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock, other Awards or other investment vehicles, subject to restrictions on transferability, risk of forfeiture and such other terms as the Committee may specify and set forth in the applicable Agreement. Notwithstanding the foregoing, no Dividend Equivalents may be awarded in connection with an Option, SAR or Other Stock-Based Award in the nature of purchase rights.
ARTICLE XIV
TERMS APPLICABLE TO ALL AWARDS

14.01	Written Agreement
Each Award shall be evidenced by a written or electronic Agreement (including any amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of the Award granted to such Participant. Each Agreement should specify whether the Award is intended to be a Non-409A Award or a 409A Award.

14.02	Nontransferability
Except as provided in Section 14.03 below, each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or pursuant to the terms of a valid qualified domestic relations order. In the event of any transfer of an Option or Corresponding SAR (by the Participant or his transferee), the Option and Corresponding SAR that relates to such Option must be

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transferred to the same Person or Persons or entity or entities. Except as provided in Section 14.03 below, during the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant or his transferee.

14.03	Transferable Awards
Section 14.02 to the contrary notwithstanding, if the Agreement so provides, an Award that is not an incentive stock option or a Corresponding SAR that relates to an incentive stock option may be transferred by a Participant to any of such class of transferees who can be included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares issuable upon exercise or payment of such Awards granted under the Plan. Any such transfer will be permitted only if (a) the Participant does not receive any consideration for the transfer, (b) the Committee expressly approves the transfer and (c) the transfer is on such terms and conditions as are appropriate for the class of transferees who may rely on the Form S-8 Registration Statement. The holder of the Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution. In the event of any transfer of an Option that is not an incentive stock option or a Corresponding SAR that relates to an incentive stock option (by the Participant or his transferee), the Option and Corresponding SAR that relates to such Option must be transferred to the same Person or Persons or entity or entities. Unless transferred as provided in Section 9.05, a Restricted Stock Award may not be transferred prior to becoming non-forfeitable and transferable.

14.04	Participant Status
If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three (3) months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three (3) months, and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three (3) month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion, and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Participant is no longer the Company or an entity that qualifies as an Affiliate. The foregoing provisions apply to a 409A Award only to the extent Section 409A of the Code does not otherwise treat the Participant as continuing in service or employment or as having a separation from service at an earlier time.

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14.05	Change in Control
Notwithstanding any provision of any Agreement, subject to Section 4.02 above, the Committee in its sole discretion may
(i)    declare that outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the Plan, whether or not then exercisable, shall terminate on the Control Change Date without any payment to the holder thereof, provided the Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights, at least seven (7) days before termination, to the extent then exercisable or will become exercisable as of the Control Change Date);
(ii)    terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the Plan that are not then nonforfeitable and transferable or earned and payable (and that will not become nonforfeitable and transferable or earned and payable as of the Control Change Date) without any payment to the holder thereof, other than the return, if any, of the purchase price of any such Awards;
(iii)    terminate on the Control Change Date outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder thereof, with respect to each share of Common Stock for which the Options, SARs and Other Stock-Based Awards in the nature of purchase rights are then exercisable (or that will become exercisable as of the Control Change Date), of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to such Awards over the purchase price or Initial Value, as applicable (any Options, SARs and Other Stock-Based Awards in the nature of purchase rights that are not then exercisable and will not become exercisable on the Control Change Date, and Options, SARs and Other Stock-Based Awards in the nature of purchase rights with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, shall be cancelled without any payment therefor);
(iv)    terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Divided Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Control Change Date (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Control Change Date) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Awards, or the amount of cash payable under the Awards, over any unpaid purchase price, if any, for such Awards (any such Awards that are not then nonforfeitable and transferable or earned and payable as of the Control Change Date (and that will not become nonforfeitable and transferable or earned and payable as of the Control Change Date) shall be cancelled without any payment therefor); or
(v)    take such other actions as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the outstanding Awards (which Fair Market Value for purposes of Awards that are not then exercisable, nonforfeitable and transferable or earned and payable as of the Control Change Date (and that will not become exercisable, nonforfeitable and transferable or earned and payable as of the Control Change Date) or with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, shall be deemed to be zero).
The payments described above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described above with respect to Awards that are not then exercisable, nonforfeitable and transferable or earned and payable or with respect to which

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the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, whether or not the Participant will receive any payments therefor. The Committee in its discretion may take any of the actions described in this Section 14.05 contingent on consummation of the Change in Control, and such actions need not be uniform with respect to all outstanding Awards or Participants. However, outstanding Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable Agreement.

14.06	Stand-Alone, Additional, Tandem and Substitute Awards
Subject to Section 19.13 below, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any Award granted under another plan of the Company or any Affiliate or any entity acquired by the Company or any Affiliate or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with another Award or Awards may be granted either at the same time as or at a different time from the grant of such other Award or Awards. Subject to applicable law and the restrictions on 409A Awards and repricings in Section 19.13 below, the Committee may determine that, in granting a new Award, the in-the-money value or Fair Market Value of any surrendered Award or Awards or the value of any other right to payment surrendered by the Participant may be applied, or otherwise taken into account with respect, to any other new Award or Awards.

14.07	Form and Timing of Payment; Deferrals
Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or settlement of any other Award may be made in such form as the Committee may determine and set forth in the applicable Agreement, including, without limitation, cash, shares of Common Stock, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. Cash may be paid in lieu of shares of Common Stock in connection with settlement of an Award, in the discretion of the Committee or upon the occurrence of one or more specified events set forth in the applicable Agreement (and to the extent permitted by the Plan and Section 409A of the Code). Subject to the Plan, installment or deferred payments may be required by the Committee or permitted at the election of the Participant on the terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in shares of Common Stock. In the case of any 409A Award that is vested and no longer subject to a substantial risk of forfeiture (within the meaning of Sections 83 and 409A of the Code), such Award may be distributed to the Participant, upon application of the Participant to the Committee, if the Participant has an unforeseeable emergency within the meaning of Section 409A of the Code. Notwithstanding any other provision of the Plan, however, no dividends payable with respect to an Award or Dividend Equivalents may be paid in connection with any Awards or Dividend Equivalents that are to become nonforfeitable and transferable or earned and payable based upon performance conditions unless and until the performance conditions are satisfied, and any such dividends and Dividend Equivalents will accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the applicable Awards or Dividend Equivalents have become non-forfeitable and transferable or earned and payable upon satisfaction of the relevant performance conditions.

14.08	Time and Method of Exercise; Minimum Vesting Requirement
The Committee shall determine and set forth in the Agreement the time or times at which Awards granted under the Plan may be exercised or settled in whole or in part and shall set forth in the Agreement

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the rules regarding the exercise, settlement and/or termination of Awards upon the Participant’s death, Disability, termination of employment or ceasing to be a director. Notwithstanding any other provision of the Plan, an Option, SAR or other Stock Based Award in the nature of purchase rights shall not become exercisable sooner than one (1) year after the date of grant (except in case of death, Disability or a Change in Control, subject to Section 4.02). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Common Stock authorized for issuance under the Plan pursuant to Section 5(a) may provide for vesting of Options, SARs and Other Stock-Based Awards in the nature of purchase rights, partially or in full, in less than one-year. Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in shares of Common Stock is prohibited by law or by any insider trading policy of the Company, the Committee may extend the term of the Award (or provide for such in the applicable Agreement) until thirty (30) days after the expiration of any such prohibitions to permit the Participant to realize the value of the Award, provided such extension (i) is permitted by law, (ii) does not violate Section 409A with respect to any Awards, (iii) permits Awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code to continue to so qualify and (iv) does not otherwise adversely impact the tax consequences of the Award (such as incentive stock options and related Awards).
ARTICLE XV
QUALIFIED PERFORMANCE-BASED COMPENSATION

15.01	Performance Conditions
In accordance with the Plan, the Committee may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions. With respect to Awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, objectively determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant or (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. The performance conditions may be stated with respect to (a) cash flow; (b) return on equity; (c) return on assets; (d) earnings per share; (e) operations expense efficient milestones; (f) earnings (losses) before or after interest, taxes, depreciation, amortization and/or share-based compensation or expenses (consolidated or otherwise); (g) net income (loss); (h) operating income (loss); (i) book value per share; (j) return on investment; (k) return on capital; (l) improvements in capital structure; (m) expense management; (n) profitability of an identifiable business unit or product; (o) maintenance or improvement of profit margins; (p) stock price; (q) total shareholder return; (r) market share; (s) revenues (consolidated or otherwise); (t) sales; (u) costs; (v) working capital; (w) economic wealth created; (x) strategic business criteria; (y) efficiency ratio(s); (z) achievement of division, group, function or corporate financial, strategic or operational goals; (aa) days sales outstanding; and (bb) comparisons with stock market indices or performance metrics of peer companies. Any performance goals that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP. The business criteria above may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a Company, Affiliate, product, division, product line, sales channel, business unit, service line, customer type, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or other external measure of the selected business criteria.

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Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary, unusual, infrequently occurring or non-recurring items. The performance conditions, as applicable, may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant’s right to, and the settlement of, an Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions.

15.02	Establishing the Amount of the Award
The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth in Section 15.01 above. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Committee determines that such reduction is appropriate under the facts and circumstances. In no event shall the Committee have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the Award is intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code.

15.03	Earning the Award
If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above enumerated performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of this Article XV to constitute “qualified performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to meet the requirements of this Article XV merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant’s death or Disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute “qualified performance-based compensation” under Code Section 162(m). In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization or restructuring programs, or extraordinary, unusual, infrequently occurring or non-reoccurring items, (e) acquisitions or dispositions or (f) foreign exchange gains or losses. To the extent any such adjustments would affect Awards, the intent

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is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility and, to the extent required under Section 162(m) of the Code for “qualified performance-based compensation,” set forth in the applicable Agreement.

15.04	Performance Awards
The purpose of this Article XV is to permit the grant of Awards that constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The Committee may specify that the Award is intended to constitute “qualified performance-based compensation” by conditioning the right of the Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of any of the enumerated performance criteria and conditions set forth in this Article XV. Notwithstanding the foregoing, the Committee may grant an Award that is subject to the achievement or satisfaction of performance conditions that are not specifically set forth herein to the extent the Committee does not intend for such Award to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
ARTICLE XVI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

16.01	General Adjustments
The maximum number of shares of Common Stock that may be issued pursuant to Awards, the number of shares of Common Stock and terms of outstanding Awards and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Committee shall determine to be equitably required in the event (a) there occurs a reorganization, recapitalization, stock split, spin-off, split-off, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or distribution to stockholders other than an ordinary cash dividend; (b) the Company engages in a transaction Code Section 424 describes; or (c) there occurs any other transaction or event which, in the judgment of the Board, necessitates such action. In that respect, the Committee shall make such adjustments as are necessary in the number or kind of shares of Common Stock or securities which are subject to the Award, the exercise price or Initial Value of the Award and such other adjustments as are appropriate in the discretion of the Committee. Such adjustments may provide for the elimination of fractional shares that might otherwise be subject to Awards without any payment therefor. Notwithstanding the foregoing, the conversion of one or more outstanding shares of preferred stock or convertible debentures that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Article XVI. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XVI by the Committee shall be final and conclusive.

16.02	No Adjustments
The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards.

16.03	Substitute Awards
The Committee may grant Awards in substitution for Options, SARs, restricted stock, Restricted Stock Units, Incentive Awards or similar Awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XVI.

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Notwithstanding any provision of the Plan (other than the limitation of Section 6.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

16.04	Limitation on Adjustments
Notwithstanding the foregoing, no adjustment hereunder shall be authorized or made if and to the extent the existence of such authority or action (a) would cause Awards under the Plan that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “qualified performance-based compensation,” (b) would cause the Committee to be deemed to have the authority to impermissibly change the targets, within the meaning of Section 162(m) of the Code, under performance goals or relating to Awards granted to Named Executive Officers and intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, (c) would cause a Non-409A Award to be subject to Section 409A of the Code or (d) would violate Code Section 409A for a 409A Award, unless the Committee determines that such adjustment is necessary and specifically acknowledges that the adjustment will be made notwithstanding any such result.
ARTICLE XVII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

17.01	Compliance
No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award or Dividend Equivalents shall be granted or settled, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate. No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award or Dividend Equivalents shall be granted or settled, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

17.02	Postponement of Exercise or Payment
The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or

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other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.
Additionally, the Committee may postpone any grant, exercise vesting or payment of an Award if the Company reasonably believes the Company's or any applicable Affiliate's deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

17.03	Forfeiture of Payment
A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law or any applicable claw-back or recoupment policy of the Company or any of its Affiliates requires such forfeiture or reimbursement.
ARTICLE XVIII
LIMITATION ON BENEFITS
Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article XVIII are final, conclusive and binding upon the Company and the Participant. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article XVIII, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by applicable law, which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or

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generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section, (a) “Net After Tax Receipt” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (b) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (c) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (i) is less than the sum of all payments and benefits under this Plan and (ii) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.
ARTICLE XIX
GENERAL PROVISIONS

19.01	Effect on Employment and Service
Neither the adoption of this Plan, its operation nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

19.02	Unfunded Plan
This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any Person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

19.03	Rules of Construction
Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

19.04	Tax Withholding and Reporting
Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent any income and employment (including, without limitation, Social Security and Medicare) tax withholding obligations, if applicable, attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted hereunder (including the making of a Code Section 83(b) election with respect to an Award). In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits and only to the extent using shares of Common Stock to pay applicable withholdings would not cause adverse accounting consequences, may allow a Participant to pay any such applicable amounts (a) by surrendering (actually or by attestation) shares of Common Stock that the Participant already owns; (b) by a cashless exercise, or surrender of shares of Common Stock already owned, through a broker; (c) by means of a “net exercise” procedure by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Award; (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of

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payment; provided, however, that a cashless or net exercise shall not be permitted if the withholdings are incurred in connection with the making of a Code Section 83(b) election with respect to an Award unless the Participant actually surrenders shares of Common Stock that the Participant already owns. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

19.05	Code Section 83(b) Election
No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under similar laws may be made unless expressly permitted by the terms of the Award or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provisions.

19.06	Reservation of Shares
The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

19.07	Governing Law
This Plan and all Awards granted hereunder shall be governed by the laws of the State of Florida, except to the extent federal law applies.

19.08	Other Actions
Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Options, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents for proper corporate purposes otherwise than under the Plan to any employee or to any other Person, firm, corporation, association or other entity, or to grant Options, SARs, Restricted Stock Awards, or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents to, or assume such Awards of any Person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any Person, firm, corporation, association or other entity.

19.09	Repurchase of Common Stock
Subject to Section 19.13 below, the Company or its designee may have the option and right to purchase any Award or any shares of Common Stock issued pursuant to any Award in accordance with the terms and conditions set forth in the applicable Agreement. However, shares of Common Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Awards under the Plan.

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19.10	Other Conditions
The Committee, in its discretion, may, as a condition to the grant, exercise, payment or settlement of an Award, require the Participant on or before the date of grant, exercise, payment or settlement of the Award to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Affiliate and such Participant and/or (iii) a shareholders' agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant shall fail to enter into any such agreement at the Committee's request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan.

19.11	Forfeiture Provisions
Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

19.12	Legends; Payment of Expenses
The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements under the Exchange Act, applicable state securities laws or other requirements, (b) implement the provisions of the Plan or any Agreement between the Company and the Participant with respect to such shares of Common Stock, (c) permit the Company to determine the occurrence of a "disqualifying disposition" as described in Section 421(b) of the Code of the shares of Common Stock transferred upon the exercise of an incentive stock option granted under the Plan or (d) as may be appropriate to continue an Award’s exemption or compliance with Section 409A of the Code. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant or exercise of the Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

19.13	Repricing of Awards
Notwithstanding any other provisions of this Plan, except in connection with a Change in Control as described above, for adjustments pursuant to Article XVI or to the extent approved by the Company’s stockholders and consistent with the rules of any stock exchange on which the Company’s securities are traded, this Plan does not permit (a) any decrease in the exercise or purchase price or base value of any outstanding Awards, (b) the issuance of any replacement Options, SARs or Other Stock-Based Awards in the nature of purchase rights which shall be deemed to occur if a Participant agrees to forfeit an existing Option, SAR or Other Stock-Based Award in the nature of purchase rights in exchange for a new Option, SAR or Other Stock-Based Award in the nature of purchase rights with a lower exercise or purchase price or base value, (c) the Company to repurchase underwater or out-of-the-money Options, SARs or Other Stock-Based Awards in the nature of purchase rights, which shall be deemed to be those Options, SARs or Other Stock-Based Awards in the nature of purchase rights with exercise or purchase prices or base values in excess of the current Fair Market Value of the shares of Common Stock underlying the Option, SAR or Other Stock-Based Award in the nature of purchase rights, (d) the issuance of any replacement or substitute Awards or

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the payment of cash in exchange for, or in substitution of, underwater or out-of-the-money Options, SARs or Other Stock-Based Awards in the nature of purchase rights, (e) the Company to repurchase any Award if the Award has not become exercisable, vested or payable prior to the repurchase or (f) any other action that is treated as a repricing under generally accepted accounting principles or applicable Nasdaq listing rules.

19.14	Right of Setoff
The Company or an Affiliate may, to the extent permitted by applicable law, deduct from and setoff against any amounts the Company or Affiliate may owe the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or Affiliate, including but not limited to any amounts owed under the Plan, although the Participant shall remain liable for any part of the Participant’s obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff hereunder.

19.15	Fractional Shares
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereof shall be forfeited or otherwise eliminated.

19.16	Compensation Recoupment Policy
Notwithstanding any other provision of this Plan or any Agreement to the contrary, any Award received by the Participant and/or shares of Common Stock issued and/or cash paid hereunder, and/or any amount received with respect to any sale of any such shares of Common Stock, shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s Compensation Recoupment Policy, if any, as it may be established or amended from time to time. By acceptance of the Award, the Participant agrees and consents to the Company’s application, implementation and enforcement of (a) any Compensation Recoupment Policy or similar policy established by the Company or any Affiliate that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate any such Compensation Recoupment Policy, similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. To the extent that the terms of this Plan or any Agreement and any Compensation Recoupment Policy or similar policy or law conflict, then the terms of such policy or law shall prevail.

19.17	Post-Exercise Holding Requirements
Notwithstanding any other provision of this Plan or any Agreement to the contrary, no Participant may sell, transfer or other dispose of any shares of Common Stock acquired under an Award (“net” shares acquired in case of any net exercise or withholding of shares) until the Participant has met the minimum level of ownership provided in the Company’s Stock Ownership Guidelines, to the extent applicable to the Participant. All shares of Common Stock acquired under Awards granted under the Plan (“net” shares acquired in case of any net exercise or withholding of shares) shall be subject to the terms and conditions of the Company’s Stock Ownership Guidelines, as they may be amended from time to time.
ARTICLE XX
CLAIMS PROCEDURES

20.01	Initial Claim
If a Participant has exercised an Option or SAR or if shares of Restricted Stock have become vested or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents have

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become payable, and the Participant has not received the benefits to which the Participant believes he or she is entitled under such Award, then the Participant must submit a written claim for such benefits to the Committee within ninety (90) days of the date the Participant tried to exercise the Option or SAR, the date the Participant contends the Restricted Stock vested or the date the Participant contends the Restricted Stock Units, Incentive Awards, or Other Stock-Based Awards of Dividend Equivalents became payable or the claim will be forever barred.

20.02	Appeal of Claim
If a claim of a Participant is wholly or partially denied, the Participant or his duly authorized representative may appeal the denial of the claim to the Committee. Such appeal must be made at any time within thirty (30) days after the Participant receives written notice from the Company of the denial of the claim. In connection therewith, the Participant or his duly authorized representative may request a review of the denied claim, may review pertinent documents and may submit issues and comments in writing. Upon receipt of an appeal, the Committee shall make a decision with respect to the appeal and, not later than sixty (60) days after receipt of such request for review, shall furnish the Participant with the decision on review in writing, including the specific reasons for the decision written in a manner calculated to be understood by the Participant, as well as specific references to the pertinent provisions of the Plan upon which the decision is based.

20.03	Time to File Suit
The Committee has the discretionary and final authority under the Plan to determine the validity of a claim. Accordingly, any decision the Committee makes on a Participant’s appeal will be administratively final. If a Participant disagrees with the Committee’s final decision, the Participant may sue, but only after the claim on appeal has been denied. Any lawsuit must be filed within ninety (90) days of receipt of the Committee’s final written denial of the Participant’s claim or the claim will be forever barred.
ARTICLE XXI
AMENDMENT

21.01	Amendment of Plan
The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or any tax or regulatory requirement applicable to the Plan or by the rules of any stock exchange on which the Company’s securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing or decrease in the exercise price of any outstanding Awards, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan, or (iv) change the performance conditions set forth in Article XV of the Plan for Awards that intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will resubmit the material terms of the performance conditions set forth in Article XV to the Company’s stockholders for approval no later than the first stockholder meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the performance objectives. Notwithstanding any other provision of the Plan, any termination of the Plan shall comply with the requirements of Code Section 409A with regard to any 409A Awards.

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21.02	Amendment of Awards
The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, that no amendment to an outstanding Award may adversely impair the rights of a Participant without the Participant’s consent.
ARTICLE XXII
SECTION 409A PROVISION

22.01	Intent of Awards
It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any other provision hereof, the Committee may amend any outstanding Award without Participant’s consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to a Participant or any other Person if an Award that is subject to Section 409A of the Code or the Participant or any other Person is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.

22.02	409A Awards
The Committee may grant Awards under the Plan that are intended to be 409A Awards that comply with Section 409A of the Code. The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.

22.03	Election Requirements
If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:
(a)    Except as otherwise provided below, the December 31 immediately preceding the year in which the compensation is earned;
(b)    With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;
(c)    With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Company’s fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

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(d)    With respect to mid-year Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.
The Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (a) the Subsequent Deferral Election must not take effect until twelve (12) months after the date on which it is made, (b) in the case of a payment other than a payment attributable to the Participant’s death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five (5) years from the date such payment would otherwise have been made and (c) the Subsequent Deferral Election is received by the Committee at least twelve (12) months prior to the date the payment would otherwise have been made. In addition, Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

22.04	Time of Payment
The time and form of payment of a 409A Award shall be as set forth in an applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, disability, Change in Control or an unforeseeable emergency within the meaning of Section 409A of the Code. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

22.05	Acceleration or Deferral
The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

22.06	Distribution Requirements
Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than fifty percent (50%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. A Participant shall be considered to have continued employment and to not have a separation from service while on a leave of absence if the leave does not exceed six (6) consecutive months (twenty-nine (29) months for a disability leave of absence) or, if longer, so long as the Participant retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract. For this purpose, a “disability leave of absence” is an absence due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, where such impairment causes the Participant to be unable to perform the duties of Participant’s position of employment or a substantially similar position of

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employment. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.

22.07	Key Employee Rule
Notwithstanding any other provision of the Plan, any distribution of a 409A Award that would be made upon a separation from service within six (6) months following the separation from service of a “specified employee” as defined under Code Section 409A and as determined under procedures adopted by the Board or its delegate shall instead occur on the first day of the seventh month following the separation from service (or upon the Participant’s death, if earlier) to the extent required by Section 409A of the Code. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the requisite delay period.

22.08	Distributions Upon Vesting
In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or the applicable Agreement, the distribution shall be made not later than two and one-half (2½) months after the calendar year in which the risk of forfeiture lapsed.

22.09	Scope and Application of this Provision
For purposes of this Article XXII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares of Common Stock or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.
ARTICLE XXIII
EFFECTIVE DATE OF PLAN
The Plan is effective on the approval of the Plan by the Board contingent on approval of the Plan by the Company’s stockholders within twelve (12) months after the date of adoption of the Plan by the Board. Awards, other than Restricted Stock, may be granted under this Plan on and after its effective date; but, Restricted Stock may only be granted, if at all, after the Company’s stockholders approve the Plan. Awards granted under the Plan prior to such shareholder approval shall be conditioned upon and shall become exercisable, nonforfeitable, earned or payable only upon approval of the Plan by the Company’s shareholders on or before such date. If the Company’s shareholders do not approve the Plan within twelve (12) months after the date of adoption of the Plan by the Board, the Plan shall no longer be effective, Awards granted under the Plan prior to such shareholder approval shall be forfeited and the Company’s Prior Incentive Plan shall remain outstanding and in effect as before adoption of the Plan.
ARTICLE XXIV
DURATION OF PLAN
No Award may be granted under this Plan on and after ten (10) years following the date the Board approved the Plan. Awards granted before that date shall remain valid in accordance with their terms.

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MIMEDX GROUP, INC 1828 West Oak Parkway, Marietta, Georgia 30062
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 17, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 17, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL #	000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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MIMEDX GROUP, INC
		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. _______________________________________
The Board of Directors recommends you vote FOR the following:		All	All	Except
1. Election of Directors (Class III)		☐	☐	☐
Nominees:
01)	J. Terry Dewberry
02)	Larry W. Papasan
03)	Parker H. Petit

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain

2	Proposal to approve the Company's 2016 Equity and Cash Incentive Plan				☐	☐	☐

3	Proposal to approve the Company’s executive compensation (the “Say-on-Pay Proposal”).				☐	☐	☐
4	Proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the current fiscal year.				☐	☐	☐

NOTE: The proxies will vote in their discretion regarding such other business as may properly come before the meeting or any adjournment or any postponement thereof.

For address change/comments, mark here. (see reverse for instructions)			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

			JOB #				SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

MIMEDX GROUP, INC.
This proxy is solicited on behalf of the Board of Directors
Annual Meeting of Shareholders
May 18, 2016 11:00 AM EDT

The shares represented by this proxy will be voted as specified herein by the shareholder when instructions are given in accordance with the procedures described herein and in the accompanying proxy statement. If no specification is made, all shares will be voted "FOR" the election of directors and the approval of the proposals set forth in the proxy statement.

The shareholder represented herein appoints Parker H. Petit and Alexandra O. Haden, and each of them, with full power to act alone, the true and lawful attorneys in fact and proxies, with the full power of substitution and revocation, to vote all shares of common stock entitled to be voted by said shareholder at the Annual Meeting of Shareholders of MiMedx Group, Inc. to be held at 1828 West Oak Parkway, NE, Marietta, Georgia 30062 on May 18, 2016, at 11:00 AM (Eastern Daylight Time), and in any adjournment or postponement thereof as specified in this proxy. This proxy revokes any proxy previously given.

Shareholders may revoke this proxy at any time prior to the vote at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the shares represented by this proxy will be voted at the discretion of the proxies identified above.

Address changes/comments:

If you noted any Address changes/comments above/please mark corresponding box on the reverse side.)

continued and to be signed on reverse side

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